FIRST AMENDED AND RESTATED
                           --------------------------
                         SALE AND SUBSERVICING AGREEMENT
                         -------------------------------

     This First Amended and Restated Sale and Subservicing Agreement (the "Sale and Subservicing Agreement"), dated as of April 1, 1998 by and among Coastal Correctional Healthcare, Inc., a North Carolina corporation, as Seller (as such, together with its successors and permitted assigns, the "Seller") and as Subservicer hereunder (as such, together with its successors and permitted assigns, the "Subservicer"), NPF IV, Inc., an Ohio corporation, as Purchaser (as such, together with its successors and permitted assigns, the "Purchaser"), and National Premier Financial Services, Inc., an Ohio corporation, as Servicer (as such, together with its successors and permitted assigns, the "Servicer").

                                   WITNESSETH:
                                   -----------

     WHEREAS, the Seller, the Servicer and NPF-WL, Inc., an Ohio corporation, entered into that certain Sale and Subservicing Agreement dated as of April 18, 1997 (the "Original Sale and Subservicing Agreement") pursuant to which the Seller sold and was obligated to sell certain healthcare accounts receivable to NPF-WL, Inc. among other obligations and pursuant to which the Servicer provides certain servicing obligations with respect to such healthcare accounts receivable;

     WHEREAS, NPF-WL, Inc., the Purchaser and the Servicer entered into that certain Assignment and Assumption Agreement dated as of April 1, 1998 (the "Assignment Agreement") pursuant to which NPF-WL, Inc. assigned, transferred, conveyed and set over to the Purchaser all of its right, title and interest in, to and under the Original Sale and Subservicing Agreement, all ancillary agreements executed with respect thereto and all healthcare accounts receivable previously purchased by NPF-WL, Inc. from the Seller, subject to all the conditions and terms set forth in the Assignment Agreement, the terms and conditions set forth in the Original Sale and Subservicing Agreement and all ancillary agreements executed with respect thereto; and

     WHEREAS, the Purchaser, as assignee, the Seller and the Servicer each now desire to amend the Original Sale and Subservicing Agreement in its entirety by entering into this Sale and Subservicing Agreement.

     NOW THEREFORE, intended to be legally bound, the parties hereby agree as follows:

                         SALE AND SUBSERVICING AGREEMENT

                            Dated as of April 1, 1998


                                  by and among

                     COASTAL CORRECTIONAL HEALTHCARE, INC.,

                          as Seller and as Subservicer,


                                  NPF VI, INC.,

                                  as Purchaser,

                                       and

                   NATIONAL PREMIER FINANCIAL SERVICES, INC.,

                                   as Servicer

                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS ...................................................     2
  Section 1.1 Certain Defined Terms ......................................     2
  Section 1.2 Other Terms ................................................    12

ARTICLE II  PURCHASE AND SALE; ESTABLISHMENT OF ACCOUNTS .................    12
  Section 2.1 Purchase and Sale ..........................................    12
  Section 2.2 Conveyance of Receivables ..................................    12
  Section 2.3 Establishment of Accounts; Conveyance of Interests
              Therein; Investment ........................................    14
  Section 2.4 Grant of Security Interest .................................    15
  Section 2.5 Further Action Evidencing Purchases ........................    15
  Section 2.6 Eligible Receivables .......................................    16
  Section 2.7 Offsets ....................................................    16
  Section 2.8 Administrative Fee .........................................    16
  Section 2.9 Assignment of Agreement ....................................    17

ARTICLE III  CONDITIONS OF PURCHASES .....................................    17
  Section 3.1 Conditions Precedent to Effectiveness of
              Agreement ..................................................    17
  Section 3.2 Conditions Precedent to All Purchases ......................    18

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE SELLER .................    19
  Section 4.1 Representations and Warranties as to the Seller............     19
  Section 4.2 Representations and Warranties of the Seller as to
              Purchased Receivables ......................................    23
  Section 4.3 Repurchase Obligations .....................................    25

ARTICLE V  GENERAL COVENANTS OF THE SELLER ...............................    26
  Section 5.1 Affirmative Covenants of the Seller ........................    26
  Section 5.2 Reporting Requirements of the Seller .......................    27
  Section 5.3 Negative Covenants of the Seller ...........................    27

ARTICLE VI  ACCOUNTS ADMINISTRATION ......................................    28
  Section 6.1 Collection Account .........................................    28
  Section 6.2 Determinations of the Servicer .............................    29
  Section 6.3 Distributions from Accounts ................................    29
  Section 6.4 Allocation of Moneys following Termination Date............     30
  Section 6.5 Accounting .................................................    30

ARTICLE VII  APPOINTMENT OF THE SUBSERVICER AND SUCCESSOR SERVICER .......    30
  Section 7.1 Appointment of the Subservicer .............................    30
  Section 7.2 Additional Subservicers ....................................    31
  Section 7.3 Duties and Responsibilities of the Subservicer..............    31
  Section 7.4 Authorization of the Servicer ..............................    33
  Section 7.5 Subservicing Fee; Subservicing Expenses ....................    34
  Section 7.6 Annual Statement as to Compliance ..........................    34

  Section 7.7 Transfer of Servicing Between Subservicer and
              Servicer ...................................................    34
  Section 7.8 Subservicer Not to Resign ..................................    35
  Section 7.9 Appointment of the Successor Subservicer ...................    35
  Section 7.10 Duties of the Subservicer to the Successor
               Servicer ..................................................    35
  Section 7.11 Effect of Termination or Resignation ......................    36

ARTICLE VIII  EVENTS OF SELLER DEFAULT ...................................    36
  Section 8.1 Events of Seller Default ...................................    36

ARTICLE IX  INDEMNIFICATION ..............................................    38
  Section 9.1 Indemnities by the Seller ..................................    38
  Section 9.2 Section 9.2 Security Interest ..............................    39

ARTICLE X  MISCELLANEOUS .................................................    39
  Section 10.1 Notices, Etc ..............................................    39
  Section 10.2 Remedies ..................................................    40
  Section 10.3 Binding Effect; Assignability .............................    40
  Section 10.4 Costs, Expenses and Taxes .................................    40
  Section 10.5 No Proceedings ............................................    41
  Section 10.6 Amendments; Waivers; Consents .............................    41
  Section 10.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
               TRIAL .....................................................    41
  Section 10.8 Execution in Counterparts; Severability ...................    42

Schedule 1     Ineligible Medicaid States
Schedule 2     Ineligible Blue Cross/Blue Shield Plans
Schedule 3     Seller's Payor and Provider Numbers
Schedule 4 List of Names Under Which Seller is Doing Business and Addresses at Which Seller is Doing Business

Exhibit A      Form of Notice to Payors
Exhibit B      Form of Lockbox Account Agreement
Exhibit C      Form of Purchase Assignment
Exhibit D      Form of Officer's Certificate for the Seller
Exhibit E      Form of Opinion of Counsel for the Seller
Exhibit F      Form of Repurchase Assignment
Exhibit G      Form of Section 6.2 Determination of the Servicer

          SALE AND SUBSERVICING AGREEMENT (the "Agreement"), dated as of April 1, 1998, by and among COASTAL CORRECTIONAL HEALTHCARE, INC., a North Carolina corporation, as Seller (as such, together with its successors and permitted assigns, the "Seller") and as Subservicer hereunder (as such, together with its successors and permitted assigns, the "Subservicer"), NPF VI, INC., an Ohio corporation, as Purchaser (as such, together with its successors and permitted assigns, the "Purchaser"), and NATIONAL PREMIER FINANCIAL SERVICES, INC., an Ohio corporation, as Servicer (as such, together with its successors and permitted assigns, the "Servicer").

                                   WITNESSETH:

          WHEREAS, the Seller desires to sell certain health care receivables originated by the Seller;

          WHEREAS, the Purchaser is a special purpose corporation formed for the purpose of purchasing certain health care receivables and funding such purchases with the proceeds from the issuance of promissory notes;

          WHEREAS, the Seller and the Purchaser intend that the Purchaser will purchase certain health care receivables from the Seller from time to time;

          WHEREAS, the Purchaser has appointed the Servicer to perform certain servicing, administrative and collection functions in respect of the receivables purchased by the Purchaser under this Agreement (the "Purchased Receivables");

          WHEREAS, in order to effectuate the purposes of this Agreement, the Purchaser and the Servicer desire that the Subservicer be appointed to perform certain servicing, administrative and collection functions in respect of the Purchased Receivables;

          WHEREAS, the Seller has been requested and is willing to act as the Subservicer; and

          WHEREAS, the Seller acknowledges and consents to the Purchaser's anticipated assignment to an affiliate of all its right, title, interest and obligations with respect to this Agreement.

          NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 3.1 Certain Defined Terms.

          As used in this Agreement, the following terms shall have the following meanings:

          "Accreditation" means certification by the JCAHO that a facility fully complies with the standards set by the JCAHO for operation of such facility.

          "Additional Subservicer" has the meaning specified in Section 9.2.

          "Additional  Subservicing  Agreement"  has the  meaning  specified  in
Section 9.2.

          "Adverse Claim" means any claim of ownership or any lien, security interest or other charge or encumbrance, or other type of preferential arrangement having the effect of a lien or security interest.

          "Administrative Fee" means, as of any Purchase Date, an amount equal to 8.5% of the Net Value of Purchased Receivables purchased on such Purchase Date, deposited, for subservicing expenses, with the Servicer, reimbursable, from time to time, in whole or in part, to the Seller in its capacity as Subservicer by payment of the Subservicing Fee.

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person within the meaning of control under Section 15 of the Securities Act of 1933.

          "Base Rate" means, as of any Purchase Date, a percentage equal to 12.5% per annum.

          "Billed Amount" means, with respect to any Receivable the amount billed to the related Payor with respect thereto prior to the application of any Contractual Allowance.

          "Billing Date" means the earlier of (a) the date on which the claim with respect to a Receivable was submitted to the related Payor; (b) 14 days from the Discharge Date; or (c) 14 days from the Service Date if Discharge Date is inapplicable.

          "Blue Cross/Blue Shield Contract" means any and all agreements currently in force between the Seller and any Blue Cross/Blue Shield plan.

          "Business Day" means any day of the year other than a Saturday, Sunday or any day on which banks are required, or authorized, by law to close in the State of Ohio or the State of New York.

          "CHAMPUS" means the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering retirees and dependents of a member or a former member of a uniformed service, provided, financed and supervised by the United States Department of Defense established by 10 USC ss. 1071 et seq.

          "CHAMPUS Receivable" means a Receivable payable pursuant to CHAMPUS.

          "CHAMPUS Regulations" means collectively, all regulation of the Civilian Health and Medical Program of the Uniformed Services including (a) all federal statutes (whether set forth in 10 USC 1071 or elsewhere) affecting CHAMPUS; and (b) all applicable provisions of all rules, regulations (including 32 CFR 199), manuals, orders, and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, HHS, the Department of Defense, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

          "Closing Date" means April 1, 1998.

          "Collection Account" means the trust account maintained with the Trustee described in Section 4.3(c).

          "Collections"  means,  with  respect  to  any  Receivable,   all  cash
collections and other cash proceeds of such Receivable.

          "Commercial Lockbox Account" has the meaning specified in Section 4.3(a).

          "Concentration Limits" means: the following expressed as a percentage or Dollar amount of the aggregate Net Value of the Purchased Receivables then outstanding:

          (a)  Receivables payable by Blue Cross and Blue Shield Payors - 20%;

          (b) Receivables for which any one commercial insurer or HMO, PPO or other similar managed care program or Provider Payor is Payor during the time such Payor has a long-term rating of A or better but less than AA from D&P or if such Payor is not rated by D&P, then which has a long-term rating of A or better but less than AA from S&P - 8%; and

          (c) Receivables payable by all commercial insurance Payors, HMO, PPO or other similar managed care program Payors and Provider Payors which are unrated or which have a long-term rating of below A from D&P or, if unrated by D&P, which have long-term ratings below A from S&P - 1%.

          "Contract" means an agreement (or agreements), pursuant to, or under which, a Payor shall be obligated to pay for services rendered or merchandise sold to patients of the Seller from time to time.

          "Contractual Allowance" means an amount verified by the Servicer in accordance with historical liquidation experience (actual collections received on the Billed Amount within 180 days of the Billing Date) and current reimbursement schedules by Payor Class by which the amount of charges billed to any Payor are to be adjusted to reflect the entitled reimbursement pursuant to any contract or other arrangement between such Payor and the Seller.

          "Credit Deficiency" has the meaning specified in Section 8.2(d).

          "Current  Net Value  Amount"  has the  meaning  specified  in  Section
8.2(c).

          "Debt" of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (e) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above, and (g) liabilities in respect of unfunded vested benefits under plans covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended.

          "Defaulted Receivable" means a Receivable as to which, on any Determination Date (a) any part of the Net Value thereof remains unpaid for more than 180 days from the Billing Date for such Receivable; or (b) the Payor thereof has taken any action, or suffered any event to occur, of the type described in Section 10.1(c); or (c) the Servicer or the Subservicer otherwise deems any part of the Net Value thereof to be uncollectible.

          "Determination Date" means the Business Day preceding the Purchase Date of each week.

          "Discharge Date" means, with respect to any Receivable, the date of discharge by a Seller of the related patient, in the case of an in-patient and the Billing Date, in the case of an out-patient and a Receivable originated by a nursing home.

          "Dollar" and "$" means lawful money of the United States of America.

          "DRG Code" means the Diagnosis Related Group code assigned by HCFA.

          "D&P" means Duff & Phelps Credit Rating Co., its successors and assigns.

          "Eligible Payor" means a Payor which is

          (a) (i) a commercial insurance company, organized under the laws of any jurisdiction in the United States, having its principal office in the United States; (ii) a Blue Cross/Blue Shield plan other than those listed on Schedule 2; (iii) during such time as the Seller is the Subservicer hereunder, (A) Medicare, (B) Medicaid plans other than those administered by the states listed on Schedule 1, or (C) CHAMPUS; (iv) a HMO, PPO or other similar managed care program, each organized under the laws of any jurisdiction in the United States, having its principal office in the United States; or (v) a Provider Payor provided that a Provider Payor shall not be an Eligible Payor without the consent of the Servicer;

          (b)  not an Affiliate of any of the parties hereto;

          (c) in the case of (a) (i) (ii), (iv) and (v) above, in receipt of a letter substantially in the form of Exhibit A hereto; and

          (d) not subject to bankruptcy or insolvency proceedings at the time of sale of the Receivable to the Purchaser.

          "Eligible Receivable" means, at any time, a Receivable as to which the representations and warranties of Section 6.2 are true and correct in all respects at the time of Purchase.

          "Eligible Receivable Amount" means, with respect to any Eligible Receivable, an amount equal to its Billed Amount after giving effect to any Contractual Allowance with respect to such Eligible Receivable.

          "Equity Account" means the trust account of the Purchaser maintained with the Trustee titled "Equity Account".

          "Event of Seller Default" has the meaning specified in Section 10.1.

          "Governmental Authority" means the United States of America, federal, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

          "Governmental Consents" has the meaning specified in Section 6.1(h).

          "HCFA" means the Health Care Financing Administration, an agency of the HHS charged with administering and regulating, inter alia, certain aspects of Medicaid and Medicare.

          "Health Facility License" means a license issued by a state health agency or similar agency or body certifying that the facility has been inspected and found to comply with applicable laws for operating such a health facility.

          "HHS" means the Department of Health and Human Services, an agency of the Federal Government of the United States.

          "HMO" means a health maintenance organization.

          "Indemnified Amounts" has the meaning specified in Section 11.1(a).

          "Indemnified Party" has the meaning specified in Section 11.1(a).

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

          "Investment Income" means income of any nature from the investment or deposit of funds in the Seller Credit Reserve Account or Offset Reserve Account or any other reserve or account required hereunder.

          "JCAHO" means the Joint Commission for Accreditation of Health Care Organizations.

          "Lockbox Account" has the meaning specified in Section 4.3(a).

          "Lockbox Account Agreement" means an agreement among the Servicer and a depository institution satisfactory to the Purchaser with respect to the Commercial Lockbox Account and among the Seller, the Servicer and a depository institution satisfactory to the Purchaser with respect to the Medicare Lockbox Account, in each case (a) providing that all Collections therein shall be remitted directly by such depository institution to the Collection Account within one Business Day of receipt and (b) otherwise satisfactory to the Purchaser.

          "Medicaid" means the medical assistance program established by Title XIX of the Social Security Act (42 USC ss. 1396 et seq.) and any statutes succeeding thereto.

          "Medicaid Certification" means certification of a facility by HCFA or a state agency or entity under contract with HCFA that the facility fully complies with all the conditions of participation set forth in Medicaid Regulations.

          "Medicaid Provider Agreement" means an agreement entered into between a federal or state agency or other such entity administering the Medicaid program and a health care facility under which the health care facility agrees to provide services or merchandise for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

          "Medicaid Receivable" means a Receivable payable pursuant to a Medicaid Provider Agreement.

          "Medicaid Regulations" means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid; (b) all state statutes and plans for medical assistance enacted in connection with such statutes and federal rules and regulations promulgated pursuant to or in connection with such statutes; and (c) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, HHS, HCFA, the office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

          "Medicare" means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 USC ss. 1395 et seq.) and any statutes succeeding thereto.

          "Medicare Certification" means certification of a facility by HCFA or a state agency or entity under contract with HCFA that the facility fully complies with all the conditions of participation set forth in Medicare Regulations.

          "Medicare  Lockbox  Account"  has the  meaning  specified  in  Section
4.3(a).

          "Medicare/Medicaid Offset" means, with respect to Medicare Receivables and Medicaid Receivables, an offset against payment thereof, which has occurred due to a Medicare or Medicaid settlement.

          "Medicare Provider Agreement" means an agreement entered into between a federal or state agency or other such entity administering the Medicare program and a health care facility under which the health care facility agrees to provide services or merchandise for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

          "Medicare Receivable" means a Receivable payable pursuant to a Medicare Provider Agreement.

          "Medicare Regulations" means, collectively, (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare; and (b) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines of all Governmental Authorities (including, without limitation, HHS, HCFA, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with the foregoing (whether or not having the force of law), as each may be amended, supplemented or otherwise modified from time to time.

          "Net Administrative Fee" means, as of any Purchase Date, an amount equal to the Administrative Fee minus the Subservicing Fee for such Purchase Date (but not less than zero).

          "Net Subservicing Fee" means, as of any Purchase Date, an amount equal to the Subservicing Fee minus the Administrative Fee for such Purchase Date (but not less than zero).

          "Net Value" of any Receivable at any time means an amount (not less than zero) equal to (a)(i) the Eligible Receivable Amount multiplied by (ii) 0.97; minus (b) all payments received from the Payor with respect thereto; provided, that if the Servicer makes a determination that all payments by the Payor with respect to such Receivable have been made, the Net Value shall be zero, and provided, further, that for purposes of calculations under Article VI, the Net Value of a Defaulted Receivable shall be zero and no deductions in Net Value will be made until such time as the Servicer has received Collections with respect to a Purchased Receivable and processed the related Remittance Advice.

          "Officers' Certificate" means a certificate signed by two persons, one of whom shall (a) hold the office of the Chairman of the Board, President, Vice President or Treasurer and (b) the second of whom shall hold (i) any of the offices described in the preceding clause (a) or (ii) the office of Assistant Treasurer, Secretary or Assistant Secretary.

          "Offset Reserve Account" means the trust account maintained with the Trustee as specified in Section 4.3(b)

          "Other Sellers" has the meaning specified in Section 4.7.

          "Paid Receivable" means, as of any Determination Date, a Purchased Receivable as to which a payment by the Payor with respect to such Receivable has been received.

          "Paid Receivables Amount" has the meaning specified in Section 8.2(b).

          "Payor" means, with respect to any Receivable, the Person primarily obligated to make payments in respect thereto.

          "Payor Class" means,  with respect to any Payor, one of the following:
(a) commercial insurance Payors; (b) Medicare Payors; (c) Medicaid Payors; (d) Blue Cross/Blue Shield Payors; (e) CHAMPUS Payors; (f) HMO and PPO Payors; and
(g) Provider Payors.

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, voluntary association, joint venture, a government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "PPO" means a preferred provider organization.

          "Principal Amortization Event" means an event under any loan agreement or indenture following which the funding of the Purchaser to be utilized in purchasing Receivables hereunder may be terminated.

          "Prior Net Value Amount" has the meaning specified in Section 8.2(a).

          "Program Fee" means, (a) as of the first Purchase Date in any month, an amount determined by the Servicer, equal to (i) 1/12 of the annualized Base Rate multiplied by (ii) the aggregate Net Value of all Purchased Receivables including (A) Defaulted Receivables (net of recoveries) and (B) those Receivables to be purchased on such Purchase Date; and (b) as of any subsequent Purchase Date in any month, an amount determined by the Servicer, equal to (i) 7/360 of the annualized Base Rate multiplied by (ii) any increase in the aggregate Net Value of all Purchased Receivables since such first Purchase Date including (A) Defaulted Receivables (net of recoveries) and (B) those Receivables to be purchased on such Purchase Date.

          "Provider Payor" means any medical services provider reimbursed by an HMO, PPO or managed care program, commercial insurer, Medicare, Medicaid, or CHAMPUS organized under the laws of any jurisdiction in the United States, having its principal office in the United States.

          "Purchase" means a purchase by the Purchaser of Eligible Receivables from the Seller pursuant to Section 4.2.

          "Purchase Account" means the trust account of the Purchaser maintained with the Trustee titled "NPF VI - Purchase Account."

          "Purchase Assignment" means the assignment of Purchased Receivables entered into between the Seller and the Purchaser on the initial Purchase Date and any subsequent Purchase Date upon Purchaser's request substantially in the form of Exhibit C.

          "Purchase Commitment" means an amount not to exceed $6,000,000.

          "Purchase Date" means the Closing Date and thereafter, Tuesday of each week or the preceding Business Day if such day is not a Business Day.

          "Purchase Notice" means a notice in a form acceptable to the Purchaser, which enables the Purchaser to identify all Eligible Receivables owned on such date by the Seller, and the Required Information with respect thereto, segregated by Payor Class.

          "Purchase Price" has the meaning specified in Section 4.2(b).

          "Purchased Receivable" means any Receivable which has been purchased by the Purchaser hereunder, including a Rejected Receivable prior to its repurchase. Notwithstanding anything to the contrary herein, Purchased Receivable shall only refer to a Receivable (or part thereof) payable by the primary Payor thereof.

          "Purchaser" means NPF VI, Inc., an Ohio corporation, together with its successors and assigns.

          "Receivable" means (a) an account receivable billed to a Payor arising from the provision of health care services (and any services or sales ancillary thereto) by the Seller including the right to payment of any interest or finance charges and other obligations of such Payor with respect thereto;

          (b) all security interests or liens and property subject thereto from time to time purporting to secure payment by the Payor;

          (c) all guarantees, indemnities and warranties and proceeds thereof, proceeds of insurance policies, UCC financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable;

          (d) all Collections with respect to any of the foregoing;

          (e) all Records with respect to any of the foregoing; and

          (f) all proceeds of any of the foregoing.

          "Records" means all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) prepared and maintained by the Seller or the Subservicer with respect to Receivables (including Purchased Receivables) and the related Payors.

          "Rejected Amount" has the meaning specified in Section 8.2(e).

          "Rejected Receivable" has the meaning specified in Section 6.3.

          "Related Documents" means each Purchase Assignment, the Lockbox Account Agreement and all documents required to be delivered thereunder and under this Agreement.

          "Remittance Advice" means, in respect of a Receivable, written confirmation received by the Servicer from the Subservicer or the related Payor of the amount paid on a patient specific Receivable.

          "Required Information" means, with respect to a Receivable, (a) the Payor, (b) the DRG Code, if applicable, (c) the Eligible Receivable Amount, (d) the Billing Date, (e) the patient account number and (f) the Discharge Date, if applicable.

          "S & P" means Standard & Poor's Corporation, and its successors and assigns.

          "Seller" means Coastal Correctional Healthcare, Inc., a North Carolina corporation, together with its successors and assigns.

          "Seller Credit Reserve Account" means the trust account maintained with the Trustee as specified in Section 4.3(b).

          "Service Date" means the date on which services are rendered to the applicable patient or health care facility with respect to a particular Receivable.

          "Servicer" means National Premier Financial Services, Inc., an Ohio corporation, or any Person designated as the successor Servicer, and its successors and assigns, from time to time.

          "Servicing Officer" means any officer of the Subservicer involved in, or responsible for, the administration and servicing of the Purchased
Receivables whose name appears on an Officer's Certificate listing servicing officers furnished to the Purchaser and the Servicer by the Subservicer, as amended, from time to time.

          "Servicing Records" means all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) prepared and maintained by the Subservicer or the Servicer with respect to the Purchased Receivables and the related Payors.

          "Specified Credit Reserve Balance" means, with respect to the Seller in the Seller Credit Reserve Account, as of any Purchase Date, an amount equal to 6.50% of the Net Value of Purchased Receivables including (a) Defaulted Receivables (net of recoveries) and (b) those Receivables to be purchased on such Purchase Date.

          "Specified Offset Reserve Balance" means, with respect to the Seller in the Offset Reserve Account, as of any Purchase Date, an amount equal to the greater of (a) 2.0% of the Net Value of Purchased Receivables including (i) Defaulted Receivables (net of recoveries) and (ii) those Receivables to be purchased on such Purchase Date; and (b) 1.5 times the most recent year's aggregate audited Medicare and Medicaid cost report liabilities for the Seller.

          "Subservicer"   means  the  Seller,   or  any  Person   designated  as
Subservicer, from time to time, hereunder.

          "Subservicing Fee" has the meaning specified in Section 9.5.

          "Subservicing Officer" means any officer of the Subservicer involved in, or responsible for, the administration and servicing of the Purchased Receivables whose name appears on an Officer's Certificate listing servicing officers furnished to the Servicer by the Subservicer, as amended, from time to time.

          "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

          "Termination Date" means the earlier of (a) June 1, 2000 or (b) the date of declaration or automatic occurrence of the Termination Date pursuant to
Section 10.1.

          "Trustee" means Bankers Trust Company, a national banking association, or any successor Trustee appointed by the Purchaser.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the state of the location of the Seller's chief executive office.

          Section 3.2 Other Terms.

          All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9.

                                   ARTICLE II

                  PURCHASE AND SALE; ESTABLISHMENT OF ACCOUNTS

          Section 4.1    Purchase and Sale.

          The Seller does hereby agree to sell, transfer, assign, set over and convey to the Purchaser, without recourse, all right, title and interest of the Seller in and to the Purchased Receivables sold pursuant to this Agreement and the Purchaser does hereby agree to purchase Eligible Receivables pursuant to the terms of this Agreement; provided, that with respect to each Purchased Receivable which is a Medicare Receivable, a Medicaid Receivable or a CHAMPUS Receivable, the Seller, as Subservicer hereunder, shall retain all rights of collection with respect to such Receivable.

          Section 4.2 Conveyance of Receivables.

          (a) No later than 2:00 p.m. on the fifth Business Day prior to each Purchase Date, the Seller shall deliver, or cause to be delivered, to the Servicer a Purchase Notice. In the event that the Seller does not provide such notification, the Purchaser will have no obligation to purchase any Eligible Receivable on such Purchase Date. Upon receipt of a Purchase Notice, the Servicer, in its sole discretion, as agent for the Purchaser, shall determine which, if any, of the Eligible Receivables specified therein the Purchaser shall purchase. In the event the Servicer determines (the determination of the Servicer being conclusive in this regard) that any Receivables identified on such notice are not Eligible Receivables, such Receivables shall not be eligible for sale on such Purchase Date. On each Purchase Date, following its selection, if any, of Eligible Receivables, the Servicer will determine the Purchase Price in accordance with the subsection (b) hereof. The Seller shall be obligated to execute and deliver to the Purchaser a Purchase Assignment with respect to Purchased Receivables as of the initial Purchase Date and thereafter upon the written request of the Purchaser. Notwithstanding the foregoing, the Purchaser shall have no obligation to purchase Receivables from the Seller to the extent the aggregate Net Value of all Purchased Receivables (including Defaulted Receivables to the extent recoveries have not been made with respect to such Defaulted Receivables) is in excess of the Purchase Commitment.

          (b) The Purchase Price with respect to Purchased Receivables purchased on any Purchase Date shall be an amount (not less than zero) equal to (i) the aggregate Net Values of such Purchased Receivables; minus (ii) the sum of (A) the Program Fee as of such Purchase Date; (B) the amount, if any, by which the amount in the Seller Credit Reserve Account deposited hereunder (net of withdrawals required hereunder) is less than the Specified Credit Reserve Balance as of such Purchase Date (which amount will be the full Specified Credit Reserve Balance on the initial Purchase Date); and (C) the amount, if any, by which the amount in the Offset Reserve Account deposited hereunder (net of withdrawals required hereunder) is less than the Specified Offset Reserve Balance as of such Purchase Date (which amount will be the full Specified Offset Reserve Balance on the initial Purchase Date) and (D) the Net Administrative Fee due to the Servicer. Following delivery of a duly executed Purchase Assignment, subject to the satisfaction of the conditions set forth in
Section 5.2, the Purchaser shall, by withdrawal from the Purchase Account, (w) pay to the Seller the Purchase Price for all Purchased Receivables purchased on such Purchase Date, (x) deposit the Program Fee in the Equity Account, (y) make a deposit in the amount set forth in (B) above, if any, in the Seller Credit Reserve Account, and (z) make a deposit in the amount set forth in (C) above, if any, in the Offset Reserve Account and pay to the Servicer the Net Administrative Fee. Payment of such Purchase Price shall be made by the Servicer, as agent for the Purchaser, causing the Trustee to effect such payment. In the event the Purchase Price is zero on any Purchase Date, the Purchaser shall only be required to make deposits specified in (w), (x), (y), and (z) above in an amount equal to the Net Value of such Purchased Receivables as of such Purchase Date, with priority being given in the foregoing order. In the event the Net Value of such Purchased Receivables purchased on that Purchase Date is less than the Program Fee (including where no Receivables are purchased on the relevant Purchase Date), to the extent funds deposited hereunder (net of withdrawals required hereunder) are sufficient, the Servicer shall cause the Trustee to withdraw the difference from the Seller Credit Reserve Account to the extent of amounts in excess of the Specified Credit Reserve Balance on such Purchase Date and deposit it in the Equity Account.

          (c) Following payment of the Purchase Price on any Purchase Date, ownership of each Purchased Receivable will be vested in the Purchaser. The Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any Purchased Receivable. The Seller shall indicate in its Records that ownership of each Purchased Receivable is held by the Purchaser. In addition, the Seller shall respond to any inquiries with respect to ownership of a Purchased Receivable by stating that it is no longer the owner of such Purchased Receivable and that ownership of such Purchased Receivable is held by the Purchaser. Documents (other than medical records, which shall be retained by the Seller) relating to the Purchased Receivables shall be held in trust by the Seller and the Subservicer, for the benefit of the Purchaser as the owner thereof, and possession of any Required Information or incident relating to the Purchased Receivables so retained is for the sole purpose of facilitating the servicing of the Purchased Receivables. Such retention and possession is at the will of the Purchaser and in a custodial capacity for the benefit of the Purchaser only. To further evidence such sale, at the request of the Purchaser, the Seller shall (i) mark conspicuously each invoice evidencing each Purchased Receivable with a legend, acceptable to the Purchaser, evidencing that the Purchaser has purchased all right and title thereto and interest therein as provided in this Agreement; (ii) mark its master data processing records evidencing such Purchased Receivables with such legend; and (iii) send notification to Payors as to the transfer of such interest in the Purchased Receivables.

          Section  4.3  Establishment  of  Accounts;   Conveyance  of  Interests
                        Therein; Investment.

          (a) Lockbox Account. Prior to the execution and delivery of this Agreement, the Seller shall (i) establish and maintain at the Seller's expense
(A) an account in the name of the Seller with a depository institution satisfactory to the Purchaser (the "Medicare Lockbox Account") into which all Collections in respect of Medicaid, Medicare and CHAMPUS Receivables shall be deposited and (B) an account in the name of the Servicer into which all Collections from Eligible Payors in respect of other Receivables shall be deposited (the "Commercial Lockbox Account"); provided that neither the Seller nor the Servicer shall be permitted to withdraw any amounts from the Commercial Lockbox Account or change the procedures under the Lockbox Account Agreement except in the case of an assignment by the Purchaser of its interests herein under Section 12.3. The Medicare Lockbox Account and the Commercial Lockbox Account are referred to collectively in this Agreement as the "Lockbox Account") and (ii) enter into the Lockbox Account Agreement. The provisions of the Lockbox Account Agreement described in the definition thereof may not be amended without the consent of the Trustee. The Seller hereby agrees to direct each Payor of an Eligible Receivable to remit all payments with respect to such Receivable for deposit in the Commercial Lockbox Account (other than the Payors of Medicaid, Medicare and CHAMPUS Receivables which shall be directed to remit all payments with respect to such Receivables for deposit in the Medicare Lockbox Account) by delivering to such Payor a notice attached as Exhibit A hereto. The Seller further agrees not to change such directive to Payors without the prior written consent of the Purchaser and the Servicer. The Seller agrees not to terminate the Medicare Lockbox Account Agreement without first providing the Purchaser and the Servicer with written notice at least 30 days prior to the effective date of such termination. The Seller acknowledges that payments deposited in the Medicare Lockbox Account will be swept from the Medicare Lockbox Account to the Collection Account on a daily basis. The Seller hereby agrees not to change or direct the custodian thereof to modify such sweep order without first providing the Purchaser and the Servicer with written notice at least 30 days prior to the effective date of such change in sweep order. In the event the Seller terminates the Medicare Lockbox Account, changes the sweep order with respect to the Medicare Lockbox Account or the Payors receive any instruction whatsoever from the Seller indicating that Collections with respect to the Eligible Receivables should be sent to any location other than the Lockbox Account, the Seller hereby acknowledges and agrees that such actions would be an express violation of this Agreement, would cause irreparable harm to the Purchaser for which there would be no adequate remedy at law, and agrees and consents to grant the Purchaser specific performance of the terms and provisions of this Agreement. The custodian of the Lockbox Account may rely upon the terms and restrictions set for in subsection 4.3(a).

          (b) Seller Credit Reserve Account; Offset Reserve Account. The Purchaser has established and shall maintain trust accounts with the corporate trust department of the Trustee titled "NPF VI Seller Credit Reserve Account" (the "Seller Credit Reserve Account") and "NPF VI - Offset Reserve Account" (the "Offset Reserve Account").

          (c) Collection Account. The Purchaser has established and shall maintain a trust account with the corporate trust department of the Trustee titled "NPF VI - Collection Account" (the "Collection Account").

          (d) The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser all right, title and interest of the Seller in and to (i) all amounts deposited, from time to time, in the Seller Credit Reserve Account and the Offset Reserve Account and (ii) subject to the provisions of Article VI hereunder, all amounts deposited, from time to time, in the Lockbox Account and the Collection Account. Any Collections in respect of Purchased Receivables held by the Seller or the Subservicer pending transfer to the Collection Account as provided in this Agreement, shall be held by the Seller in trust for the benefit of the Purchaser until such amounts are deposited into the Collection Account or the Lockbox Account. In the event Collections in respect of Purchased Receivables held by the Seller (whether in the Lockbox Account or otherwise) shall not be remitted to the Collection Account on the day of receipt or the following Business Day if the day of receipt is not a Business Day in addition to its other remedies hereunder, the Purchaser shall be entitled to receive a late charge (which shall be in addition to the Program Fee) equal to 12% per annum or the maximum rate legally permitted if less than such rate, calculated as of the first Business Day of such delinquency.

          (e) Notwithstanding anything to the contrary herein, the Seller may, but shall not be obligated to, make a deposit at any time in the Seller Credit Reserve Account or the Offset Reserve Account. Further, the Seller is not entitled to, nor shall the Seller have any interest in, Investment Income.

          Section 4.4 Grant of Security Interest.

          It is the intention of the parties hereto that each payment by the Purchaser to the Seller with respect to Purchased Receivables to be made hereunder shall constitute part of the purchase and sale of such Purchased Receivables and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transaction evidenced hereby constitutes a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under the UCC and any other applicable law, and that the Seller shall be deemed to have granted to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Purchased Receivables; all payments of principal of or interest on such Purchased Receivables; all amounts on deposit from time to time in the Seller Credit Reserve Account, the Offset Reserve Account; and all amounts on deposit with respect to Purchased Receivables from time to time in the Lockbox Account and the Collection Account, all other rights relating to and payments made in respect of this Agreement, and all proceeds of any of the foregoing.

          Section 4.5 Further Action Evidencing Purchases.

          (a) The Seller agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Purchaser may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Purchased Receivables or to enable the Purchaser to exercise or enforce any of its rights hereunder or under any Purchase Assignment. Without limiting the generality of the foregoing, the Seller will, upon the request of the Purchaser, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, or as the Purchaser may request.

          (b) The Seller hereby authorizes the Purchaser to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relating to all or any of the Purchased Receivables and Collections with respect thereto without the signature of the Seller.

          Section 4.6 Eligible Receivables.

          All determinations of the Servicer under this Agreement including, without limitation, whether Receivables are Eligible Receivables and the Eligible Receivable Amounts, shall be conclusive.

          Section 4.7 Offsets.

          The parties acknowledge that the Purchaser and the Servicer have entered into a series of agreements in substantially the form as this Agreement with other sellers of Receivables ("Other Sellers") and that the Offset Reserve Account has been established to provide liquidity to the Purchaser with respect to Rejected Receivables, whether such Receivables were sold to the Purchaser by the Seller or by Other Sellers. In the event of an offset with respect to a Receivable purchased by the Purchaser from the Seller or an Other Seller and such Rejected Receivable is not repurchased by such Seller or Other Seller in the manner set forth in Section 6.3 herein, the Servicer will cause the Trustee to withdraw the Net Value of such Rejected Receivable from the Offset Reserve Account and deposit it in the Purchase Account. In the event such Receivable was sold to the Purchaser by an Other Seller, the Purchaser agrees to enforce the Other Seller's obligation to repurchase such Receivable under the terms of its agreement with such Other Seller and to cause the amount of such repurchase by the Other Seller to be deposited in the Offset Reserve Account. The Servicer will maintain a detailed accounting record of all deposits and withdrawals from the Offset Reserve Account including whether a withdrawal was made with respect to a Medicare/Medicaid Offset on a Receivable sold to the Purchaser by the Seller or an Other Seller. For purposes of calculating whether the amount in the Offset Reserve Account deposited by the Servicer on behalf of the Seller (net of withdrawals required hereunder with respect to the Seller) is equal to the Specified Offset Reserve Balance, only withdrawals with respect to a Rejected Receivable sold to the Purchaser by the Seller will be deemed to be with respect to the Seller.

          Section 4.8 Administrative Fee.

          On each Purchase Date, the Seller shall deposit with the Servicer an amount equal to the Administrative Fee. The Subservicer acknowledges that such amount may be offset by the Subservicing Fee pursuant to Section 9.5. Payment of the Net Administrative Fee may be made by application of amounts otherwise payable to the Seller (including the Purchase Price to the extent allocable to the Seller).

          Section 4.9 Assignment of Agreement.

          The Seller does hereby agree, acknowledge and consent to the assignment by the Purchaser of all of the Purchaser's right, title, interest and obligations with respect to this Agreement. The Seller does hereby further agree to execute and deliver to the Purchaser all documents and amendments presented to the Seller by the Purchaser in order to effectuate the assignment by the Purchaser in furtherance of this Section 4.9 consistent with the terms and provisions of this Agreement.

                                   ARTICLE III

                             CONDITIONS OF PURCHASES

          Section 5.1 Conditions Precedent to Effectiveness of Agreement.

          The effectiveness of this Agreement is subject to the condition precedent that the Purchaser and the Servicer shall have received on or before the Closing Date the following, in form and substance satisfactory to the Purchaser and the Servicer:

          (a)  With respect to the Seller:

          (i) the certificate or articles of incorporation of the Seller certified, as of a date no more than ten days prior to the Closing Date, by the Secretary of State of its state of incorporation;

          (ii) a Good Standing Certificate, dated no more than ten days prior to the Closing Date, from the respective Secretary of State of its state of incorporation and each state in which the Seller is required to qualify to do business;

          (iii) a certificate of the Secretary or Assistant Secretary of the Seller (on which certificate the Servicer and the Purchaser may conclusively rely until such time as the Servicer shall receive from the Seller a revised certificate meeting the requirements of this subsection) certifying as of the Closing Date: (A) the names and true signatures of the officers authorized on its behalf to sign this Agreement and the Related Documents, (B) a copy of the Seller's by-laws or code of regulations, and
     (C) a copy of the resolutions of the board of directors of the Seller approving this Agreement, the Related Documents and the transactions contemplated thereby;

          (iv) an Officer's Certificate in the form of Exhibit D hereto;

          (v) certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Purchaser), dated a date no more than ten days prior to the Closing Date listing all effective financing statements which name the Seller (under its present name and any previous name) as debtor, together with copies of such financing statements, and searches of applicable federal and state court and agency dockets and lien records showing all judgment liens affecting the Seller or the Eligible Receivables and tax liens; and

          (vi) acknowledgment copies of proper financing statements (Form UCC-3), if any, necessary to release all security interests and other rights of any Person in Purchased Receivables previously granted by the Seller including, without limitation, all such releases specified by the Seller prior to the date hereof;

          (b) Consents required by, or of, any Person or Governmental Authority, if any, to the closing of the transactions contemplated hereby, in form and substance satisfactory to the Purchaser;

          (c) Acknowledgment copies of proper financing statements (Form UCC-1), duly filed, in respect of Purchased Receivables, naming the Seller as the assignor and the Purchaser as the assignee or other, similar instruments or documents, as may be necessary or, in the opinion of the Purchaser or the Servicer, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Purchaser's ownership interests in all Purchased Receivables in which an interest may be assigned hereunder;

          (d) Fully executed copies of the Lockbox Account Agreement;

          (e) The favorable opinion of counsel to the Seller substantially in the form attached hereto as Exhibit E;

          (f) Such other approvals, opinions, documents and instruments, as the Purchaser or the Servicer may reasonably request;

          (g) The Seller shall have paid such closing costs as have previously been agreed with the Purchaser; and

          (h)  The  Seller  shall  have  sent  each  Eligible   Payor  a  notice
substantially in the form of Exhibit A.

          Section 5.2 Conditions Precedent to All Purchases.

          Each Purchase (including the initial Purchase) from the Seller by the Purchaser shall be subject to the further conditions precedent that:

          (a) The representations and warranties of the Seller set forth in Sections 6.1 and 6.2 are true and correct on and as of such date, before and after giving effect to such Purchase and to the application of the proceeds therefrom, as though made on and as of such date;

          (b) No event has occurred, or would result from such Purchase or from the application of the proceeds therefrom, which constitutes an Event of Seller Default or would constitute an Event of Seller Default, but for the requirement that notice be given or time elapse or both;

          (c) The Seller is in compliance with each of its covenants set forth herein;

          (d) The Termination Date shall not have occurred;

          (e) Each Receivable submitted by the Seller for purchase is an Eligible Receivable; and

          (f) The Seller shall have taken such other action, including delivery of approvals, opinions or documents to the Purchaser, as the Purchaser may reasonably request.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

          Section 6.1 Representations and Warranties as to the Seller.

          The Seller (in its capacities as Seller and Subservicer hereunder) represents and warrants to the Purchaser and the Servicer, as of the date hereof and on each subsequent Purchase Date, as follows:

          (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to do business, and is in good standing in each jurisdiction in which the nature of its business requires it to be so qualified;

          (b) The Seller has the power and authority to own and convey all of its properties and assets and to execute and deliver, this Agreement and the Related Documents and to perform the transactions contemplated hereby and thereby;

          (c) The execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the transactions contemplated thereby,
(i) have been duly authorized by all necessary corporate or other action on the part of the Seller, (ii) do not contravene or cause the Seller to be in default under (A) the Seller's certificate or articles of incorporation or by-laws or code of regulations, (B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Seller or its property or (C) any law, rule, regulation, order, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Seller or its property and
(iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Seller (other than in favor of the Purchaser as contemplated hereunder);

          (d) This Agreement and the Related Documents have each been duly executed and delivered on behalf of the Seller and each is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms;

          (e) No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Seller of this Agreement or any of the Related Documents or for the perfection of or the exercise by the Purchaser or the Servicer of any of their rights or remedies thereunder;

          (f) There is no pending or threatened action, suit or proceeding, of a material nature against or affecting the Seller, its officers or directors, or the property of the Seller, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the sale and assignment of any Receivable or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Seller or the Subservicer of its obligations under this Agreement or any of the Related Documents, (B) the validity or enforceability of this Agreement or any of the Related Documents, (C) the Receivables or the Contracts or (D) the federal income tax attributes of the Purchases, or (iv) asserting a claim for payment of money in excess of $50,000 (other than such judgments or orders in respect of which adequate insurance is maintained by the Seller for the payment thereof);

          (g) No injunction, bankruptcy petition, writ, restraining order or other order of any material nature adverse to the Seller or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Agreement has been issued by or filed with a Governmental Authority;

          (h) The Seller has complied in all material respects with all applicable laws, rules, regulations, and orders with respect to it, its business and properties and all Receivables and related Contracts (including without limitation, all applicable environmental, health and safety requirements) and all restrictions contained in any indenture, loan or credit agreement, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Seller or its property, and has and maintains all permits, licenses, authorizations, registrations, approvals and consents of Governmental Authorities, and all certificates of need for the construction or expansion of or investment in health care facilities, all Health Facility Licenses, Accreditations, Medicaid Certifications and Medicare Certifications necessary for the activities and business of the Seller and each of its Subsidiaries as currently conducted and as proposed to be conducted, the ownership, use, operation and maintenance by each of them of its properties, facilities and assets and the performance by the Seller of this Agreement and the related Documents (hereinafter referred to collectively as "Governmental Consents");

          (i) Without limiting the generality of the prior representation: (A) each Health Facility License, Medicaid Certification, Medicare Certification, Medicaid Provider Agreement, Medicare Provider Agreement and each of the Blue Cross/Blue Shield Contracts of the Seller and each of its Subsidiaries is in full force and effect and has not been amended or otherwise modified, rescinded or revoked or assigned, (B) the Seller and each Subsidiary is in compliance with the requirements of Medicaid, Medicare, CHAMPUS and related programs, and the Blue Cross/Blue Shield Contracts, and (C) no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture, non-renewal of any Governmental Consent applicable to the Seller or any other health care facility owned or operated by the Seller or any of its Subsidiaries, or such facility's participation in any Medicaid, Medicare, CHAMPUS or other similar program, or of any Blue Cross/Blue Shield Contracts and there is no claim that any such Governmental Consent, participation or contract is not in full force and effect;

          (j) The Seller has filed on a timely basis all tax returns (federal, state, and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, assessments, and other governmental charges due from the Seller;

          (k) The primary business of the Seller is the provision of health care services and/or equipment. The Payors' related provider numbers set forth on
Schedule 3 have been issued to the Seller and Schedule 3 is a true and complete list of all provider numbers assigned by Payors to the Seller or its Subsidiaries;

          (l) The Seller is not required to prepare and submit Medicaid and Medicare cost reports of each facility and of the home office of the Seller (A) as to Medicaid, to the state agency, or other HCFA-designated agents or agents of such state agency, charged with such responsibility or (B) as to Medicare, to the Medicare intermediary or other HCFA-designated agents charged with such responsibility. In the event the Seller is required to prepare and submit Medicaid and Medicare cost reports to the appropriate agencies, the Seller hereby represents and warrants that it will prepare and submit such reports to such agencies on a timely basis and notify the Purchaser and the Servicer of such requirement;

          (m) All information heretofore or hereafter furnished by or on behalf of the Seller to the Servicer or the Purchaser in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading;

          (n) With respect to the Seller or any of its Subsidiaries, there has occurred no event which has or is reasonably likely to have a material adverse effect on the Seller's financial condition, business or operations, including its ability to perform its obligations under this Agreement;

          (o) The Seller is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement; the Seller has not incurred Debts beyond its ability to pay; the Seller, after giving effect to the transactions contemplated by this Agreement, will have an adequate amount of capital to conduct its business in the foreseeable future; and the sales of Purchased Receivables hereunder are made in good faith and without intent to hinder, delay or defraud present or future creditors of the Seller;

          (p) The consolidated balance sheets of the Seller's indirect parent, Coastal Physician Group, Inc., and its consolidated Subsidiaries as at December 31, 1995, and the related statements of income and shareholders' equity of Coastal Physician Group, Inc. and its consolidated Subsidiaries of the fiscal year then ended, prepared by KPMG Pear Marwick, independent certified public accountant(s), copies of which have been furnished to the Purchaser and Servicer, fairly present the consolidated financial condition, business and operations of Coastal Physician Group, Inc. and its consolidated Subsidiaries as at such date and the consolidated results of the operations of Coastal Physician Group, Inc. and its consolidated Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied;

          (q) The Medicare Lockbox Account and the Commercial Lockbox Account are the only lockbox accounts maintained by the Seller and each Payor of an Eligible Receivable has been directed upon its receipt of the notice attached as Exhibit A hereto, which notice was mailed on the Closing Date, and is required to, remit all payments with respect to such Receivable for deposit in the Commercial Lockbox Account (other than the Payors of Medicaid, Medicare and CHAMPUS Receivables which have been directed to remit all payments with respect to such Receivables for deposit in the Medicare Lockbox Account);

          (r) The principal place of business and chief executive office of the Seller are located at the address of the Seller set forth under its signature below and there are now no, and during the past four months there have not been, any other locations where the Seller is located (as that term is used in the UCC) or keeps Records except as set forth in the designated space beneath its signature line in this Agreement;

          (s) The legal name of the Seller is as set forth at the beginning of this Agreement and except as set forth in the designated space beneath its signature line in this Agreement the Seller has not changed its name in the last six years, and during such period, the Seller did not use, nor does the Seller now use any tradenames, fictitious names, assumed names or "doing business as" names;

          (t) The Receivables of the Seller have been and will continue to be adjusted to reflect reimbursement policies of the Payors with respect thereto; in particular, the Eligible Receivable Amounts of Receivables relating to such Payors do not and shall not exceed amounts the Seller is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement, or other adjustment or limitation to the usual charges of the Seller;

          (u) No Payor of an Eligible Receivable being sold on any Purchase Date has any claim of a material nature against or affecting the Seller or the property of the Seller;

          (v) The Seller has not done and shall not do anything to impede or interfere with the collection by the Purchaser of the Purchased Receivables and shall not amend, waive or otherwise permit or agree to any deviation from the terms or conditions of any Purchased Receivable or any related Contract;

          (w) The Seller has made and will continue to make all payments to Payors necessary to prevent any Payor from offsetting any earlier overpayment to the Seller against any amounts such Payor owes on a Purchased Receivable;

          (x) Each Purchase Notice contains a complete and accurate list of all Eligible Receivables of the Seller as of its date;

          (y) For federal income tax reporting and accounting purposes, the Seller will treat the sale of each Purchased Receivable pursuant to this Agreement as a sale of, or absolute assignment of its full right, title and ownership interest in, such Purchased Receivable to the Purchaser and the Seller has not in any other manner accounted for or treated the transactions in Purchased Receivables by the Seller contemplated hereby;

          (z) This Agreement constitutes a valid transfer, assignment, set-over and conveyance to the Purchaser of all right, title and interest of the Seller in and to the Purchased Receivables now existing and hereafter created;

          (aa) The Seller has valid business reasons for selling its interests in the Purchased Receivables rather than obtaining a loan with the Purchased Receivables as collateral; and

          (bb) As of the date first above written, the Seller operates the facilities included on Schedule 4 hereto. The Seller is not doing business under any name other than those listed on `Schedule 4 hereto. Further, one or more but no more than those names listed on Schedule 4 hereto are payees on the checks received from Eligible Payors.

          Section 6.2 Representations and Warranties of the Seller as to Purchased Receivables.

          With respect to each Purchased Receivable sold pursuant to this Agreement (including, without limitation, claims which may be satisfied by set-off of any amounts due under any Receivable), the Seller represents and warrants, as of the date hereof and on each subsequent Purchase Date, as follows:

          (a) Such Receivable is the primary liability of an Eligible Payor and is recognized by the Eligible Payor as its primary liability;

          (b) The Required Information contained in the Purchase Notice is true and correct;

          (c) Such Receivable is not a Defaulted Receivable and has not become a Paid Receivable;

          (d) The Seller has submitted all necessary documentation and supplied all necessary information for payment of such Receivable to the Payor and has fulfilled all of its other obligations, in respect thereof, including verification of the eligibility of the Receivable for payment by such Payor;

          (e)  Neither  the  Receivable  nor  the  related   Contract  has  been
satisfied, subordinated or rescinded, or except as disclosed in writing to the Purchaser, amended in any manner;

          (f) The Eligible Receivable Amount set forth in the applicable Required Information of such Receivable is net of any Contractual Allowance or other modifications and neither the Receivable nor the related Contract has or will be compromised, adjusted, extended, satisfied, subordinated, rescinded, set-off or modified by the Seller or Payor, and is not nor will be subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deductible, reduction, termination or modification, whether arising out of transactions concerning the Contract or otherwise;

          (g) Such Receivable is an account receivable created through the provision of medically necessary services or merchandise supplied by the Seller in the ordinary course of its business and the sales prices of such services or merchandise were usual, customary and reasonable in the Seller's community for such services;

          (h) Such Receivable is an "account" within the meaning of the UCC and is not evidenced by an "instrument" within the meaning of the UCC;

          (i) Such Receivable has a Net Value which, when added to the Net Value of all other Receivables of such Payor or in such Payor Class and which constitute Purchased Receivables hereunder, does not exceed the Concentration Limits;

          (j) Such Receivable (A) has a Purchase Date no later than 150 days from its Billing Date, (B) with respect to all Purchases following the initial Purchase, the claim with respect to the related Receivable must be submitted to the related Payor no later than 30 days after the Discharge Date of the patient to whom the health care services giving rise to the Receivable were rendered and
(C) is not past the statutory limit for collection applicable to the Payor;

          (k) The related Contract is, and was at the time of the services giving rise to the Receivable, in full force and effect and constitutes the legal, valid and binding obligation of the Payor enforceable against such Payor in accordance with its terms, such Receivable was created in accordance with the requirements of the Contract and applicable law, including, without limitation, to the extent the Receivable is subject to limitations imposed by workers' compensation law or a related Contract and is entitled to be paid pursuant to the terms of the related Contract, and a copy of any related Contract to which the Seller is a party has been delivered to the Purchaser, the amount of the Eligible Receivable does not exceed the limitations so imposed, and each Receivable to which the fees are so restricted has been clearly identified as being subject to such restrictions;

          (l) Such Receivable is denominated and payable in Dollars of the United States and the Eligible Receivable Amount of such Receivable is not in excess of $150,000;

          (m) Such Receivable is owned by the Seller free and clear of any Adverse Claim, and the Seller has the right to sell, assign and transfer the same and interests therein as contemplated under this Agreement and, upon such sale, the Purchaser has acquired a valid ownership interest in such Receivable, free and clear of any Adverse Claim;

          (n) No consent from the Payor or any other Person shall be required to effect the sale of any Purchased Receivables;

          (o) There are no procedures or investigations pending or threatened before any Governmental Authority (i) asserting the invalidity of such Receivable or such Contract, (ii) asserting the bankruptcy or insolvency of the related Payor, (iii) seeking the payment of such Receivable or payment and performance of such Contract or (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Receivable or such Contract;

          (p) Neither such Receivable nor the related Contract contravenes in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and no party to such related Contract is in violation of any such law, rule or regulation in any material respect;

          (q) Such Receivable complies with such additional criteria and requirements (other than those relating to the collectibility of such Receivables) as the Purchaser may from time to time specify to the Seller following 30 days' notice;

          (r) The Seller has no knowledge of any fact which should have led it to expect at the time of sale of such Receivable to the Purchaser that the Eligible Receivable Amount of such Receivable would not be paid in full.

The parties acknowledge that some of the foregoing representations and warranties may have been made only to the best of the Seller's knowledge. Nevertheless, notwithstanding the Seller's lack of knowledge with respect to an inaccuracy of a representation and warranty, the parties agree that any such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          Section 6.3 Repurchase Obligations.

          Upon discovery by any party hereto of a breach of any representation or warranty in this Article IV which materially and adversely affects the value of a Purchased Receivable or the interests of the Purchaser therein, the party discovering such breach shall give prompt written notice to the other parties hereto. Thereafter, on the next Purchase Date, the Purchase Price for new Purchased Receivables, to the extent sufficient, shall be offset by the Net Value of such

Receivable or the Seller shall, prior to the succeeding Determination Date, remit to the Purchaser the Net Value of such Receivable or the Purchaser shall offset the Net Value of such Receivable from other amounts due to the Seller hereunder. Such amount shall be deemed to be Collections of such Receivable (each such Receivable, a "Rejected Receivable") received and shall be deposited in the Collection Account. It is understood and agreed that the obligation of the Seller with respect to any Rejected Receivable pursuant to this Section 6.3 shall constitute the sole remedy for the breach of any representation or warranty in respect of such Receivable; provided, that the foregoing limitation shall not be construed to limit in any manner the Purchaser's right to (a) in the event the Seller fails to effect a repurchase as set forth herein above offset against any amounts it owes the Seller under this Agreement (including any Purchase Price), the Net Value of such Rejected Receivable; or (b) declare the Termination Date to have occurred or to terminate the responsibilities of the Subservicer hereunder to the extent that such breaches also constitute an Event of Seller Default. Except as set forth in this Section 6.3, the Seller shall have no right to repurchase or remit funds with respect to any Purchased Receivable.

                                    ARTICLE V

                         GENERAL COVENANTS OF THE SELLER

          Section 7.1 Affirmative Covenants of the Seller.

          The Seller shall, unless the Purchaser shall otherwise consent in writing:

          (a) Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Receivables, related Contracts and Collections with respect thereto;

          (b) Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and continue to operate its business in the manner set forth in Section 6.1(a);

          (c) Cause to be delivered to the Purchaser on or before May 2 of each year beginning with May 2, 1999, (i) an Officer's Certificate of the Seller in the form of Exhibit D, dated the date of such delivery; and (ii) an opinion of counsel, in form and substance satisfactory to the Purchaser, reaffirming as of the date of its delivery of the opinion of counsel which the Seller delivered to the Purchaser and the Servicer on the Closing Date pursuant to Section 5.1(e);

          (d)  Deposit  all   Collections   received  in  respect  of  Purchased
Receivables into the appropriate Lockbox Account within one Business Day of receipt; and

          (e) Make all payments to any Payors necessary to prevent the Payor from offsetting a prior overpayment to the Seller against any amount the Payor owes on a Purchased Receivable.

          (f) Timely, pay the Program Fee and all amounts due to the Purchaser under Sections 2.3, 4.3, 9.1(a) and (b), and 10.4 of this Agreement.

          Section 7.2 Reporting Requirements of the Seller.

          The Seller shall furnish, or cause to be furnished, to the Purchaser:

          (a) As soon as available and in any event within 45 days after the end of each of the first three quarters of its fiscal year a consolidated and consolidating financial statement of the Seller and its consolidated Subsidiaries, if any, as of the end of such quarter, for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of the Seller;

          (b) As soon as available and in any event within 120 days after the end of its fiscal year, a copy of the consolidated and consolidating financial statement of the Seller and its consolidated Subsidiaries, if any, as of the end of such year and the related consolidated statements of income and retained earnings, and of cash flow, of the Seller and its consolidated Subsidiaries, if any, for such year, in each case audited by a firm of independent public accountants acceptable to the Servicer;

          (c) Promptly after the sending or filing thereof, copies of all reports which the Seller files with any Governmental Authority as they relate to the Seller's Receivables or sends to any of its security holders and a copy of the annual report (if any) of the Seller;

          (d) As soon as possible and in any event within five days after the occurrence of an Event of Seller Default (including without limitation a material adverse change in the financial condition of the Seller as determined by the Servicer) or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Seller Default, the statement of the chief executive officer of the Seller setting forth complete details of such Event of Seller Default and the action which the Seller has taken, is taking and proposes to take with respect thereto; and

          (e) Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the Contracts or the condition or operations, financial or otherwise, of the Seller, or the Seller or any of its Subsidiaries, if any, as the Purchaser may, from time to time, reasonably request.

          Section 7.3 Negative Covenants of the Seller.

          The Seller shall not, without the written consent of the Purchaser and the Servicer:

          (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or related Contract with respect thereto, or, upon or with respect to the Lockbox Account, the Seller Credit Reserve Account, the Offset Reserve Account, the Collection Account, or any other account in which any Collections of any Receivable are deposited, or assign any right to receive income in respect of any Purchased Receivable;

          (b)  Extend,  amend or  otherwise  modify  the terms of any  Purchased
Receivable, or amend, modify or waive any term or condition of any Contract related thereto or in any manner impede or interfere with the collection of such Purchased Receivable;

          (c) Make any material change in the character of its business;

          (d) Make any change in its instructions to Payors regarding payments to be made to the Seller or payments to be deposited to the Lockbox Account;

          (e) Be the subject of or have the Person(s) controlling, directly or indirectly, the Seller be the subject of a merger or merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of, any Person;

          (f) Make any change to (i) the location of its chief executive office or the location of the office where Records are kept or (ii) its corporate name or use any tradenames, fictitious names, assumed names or "doing business as" names; or

          (g) Prepare any financial statements which shall account for the transactions contemplated hereby in any manner other than as a sale of the Purchased Receivables by the Seller to the Purchaser, and will not in any other respect account for or treat the transactions contemplated hereby (including but not limited to, for accounting, tax and reporting purposes) in any manner other than as a sale of the Purchased Receivables by the Seller to the Purchaser. It is understood and agreed that the obligation of the Seller to comply with the covenants set forth in this Section 7.3 shall be subject to the Seller's obligation to comply with any order or directive of a Governmental Authority of competent jurisdiction and that compliance with such order or directive shall not constitute a breach of such covenant; provided, that the foregoing shall not be construed to limit in any manner the Purchaser's right to declare the Termination Date to have occurred to the extent that such noncompliance with such covenant (whether or not resulting from such an order or directive) shall constitute, or contribute to the determination of, an Event of Seller Default.

                                   ARTICLE VI

                             ACCOUNTS ADMINISTRATION

          Section 8.1 Collection Account.

          The Purchaser and the Servicer acknowledge that certain amounts deposited in the Collection Account may relate to Receivables other than Purchased Receivables and that such amounts continue to be owned by the Seller. All such amounts shall be returned to the Seller in accordance with Section 8.3.

          Section 8.2 Determinations of the Servicer.

          On each Determination Date, the Servicer will determine:

          (a) the Net Value of all Purchased Receivables as of the prior Determination Date plus the Net Value of all Purchased Receivables purchased on the prior Purchase Date (the "Prior Net Value Amount");

          (b) the amount of Collections on all Purchased Receivables received since the prior Determination Date (the "Paid Receivables Amount");

          (c) the Net Value of all Purchased Receivables as of the current Determination Date (the "Current Net Value Amount");

          (d) an amount equal to (i) the Prior Net Value Amount minus (ii) the Paid Receivables Amount minus (iii) the Current Net Value Amount (but not less than zero) (the "Credit Deficiency"); and

          (e) the Net Value of Purchased Receivables which became Rejected Receivables since the prior Determination Date and which have not been repurchased or offset in the manner set forth in Section 6.3 or Section 4.7 (the "Rejected Amount").

The Servicer's determinations of the foregoing amounts shall be conclusive in the absence of manifest error. The Servicer shall notify the Seller and the Purchaser of such determinations.

          Section 8.3 Distributions from Accounts.

          (a) No later than 11:00 a.m. on each Determination Date, following the determinations set forth in Section 8.2, the Servicer will notify the Trustee of such determinations and will cause the Trustee to withdraw in the following priority:

          (i) the Paid Receivables Amount from the Collection Account and deposit such amount in the Purchase Account;

          (ii) the Credit Deficiency, if any, from the Seller Credit Reserve Account and deposit such amount in the Purchase Account;

          (iii) the Rejected Amount, if any, from the Collection Account and deposit it in the Purchase Account; and

          (iv) the remaining amount from the Collection Account and pay such amount by check or wire transfer to the Seller.

          (b) Until the Termination Date on each Purchase Date following the Purchase on such date, the Servicer shall cause the Trustee to withdraw (i) all amounts deposited hereunder (net of withdrawals required hereunder) from the Seller Credit Reserve Account in excess of the Specified Credit Reserve Balance and (ii) all amounts deposited hereunder (net of withdrawals required hereunder) from the Offset Reserve Account in excess of the Specified Offset Reserve Balance and shall pay such amounts by check to the Seller.

          Section 8.4 Allocation of Moneys following Termination Date.

          (a) Following the Termination Date, the Servicer shall cause the Trustee to the extent funds deposited hereunder (net of withdrawals required hereunder) are sufficient, to withdraw an amount equal to the Program Fee from the Offset Reserve Account on each Purchase Date and deposit it in the Equity Account.

          (b) On the first Determination Date on which the aggregate Net Value of all Purchased Receivables (other than Defaulted Receivables) (i) is less than 10% of the aggregate Net Value of Purchased Receivables (other than Defaulted Receivables) on the Termination Date and (ii) is less than the aggregate amounts deposited hereunder (net of withdrawals required hereunder) and remaining in the Seller Credit Reserve Account and the Offset Reserve Account, the Servicer shall cause the Trustee to withdraw an amount equal to such aggregate Net Value from such accounts and deposit it in the Purchase Account. Thereupon the Servicer shall cause the Trustee to disburse all remaining amounts held in the Collection Account, the Seller Credit Reserve Account and the Offset Reserve Account to the Seller and all interests of the Purchaser in all Purchased Receivables owned by the Purchaser shall be reconveyed by the Purchaser to the Seller. Following such disbursement and reconveyance, this Agreement shall be deemed terminated.

          Section 8.5 Accounting.

          The Servicer shall make all determinations of actual and required amounts in each of the accounts established pursuant to this Agreement, maintain detailed accounting records of all deposits and withdrawals for each such account,  including  the Seller and the  Receivables  with respect to which such deposits and withdrawals were made and notify the Trustee as to such determinations.

                                   ARTICLE VII

                         APPOINTMENT OF THE SUBSERVICER
                             AND SUCCESSOR SERVICER

          Section 9.1 Appointment of the Subservicer.

          The Servicer and the Purchaser hereby appoint the Seller to act as Subservicer hereunder. The Subservicer shall service the Purchased Receivables and enforce the Purchaser's respective rights and interests in and under each Purchased Receivable and each related Contract and shall serve in such capacity, including, in the event the Servicer has resigned or been terminated, until the termination of its responsibilities pursuant to Section 9.9, 9.11 or 10.1. The Subservicer hereby agrees to perform the duties and obligations with respect thereto set forth herein. Notwithstanding any term or provision hereof to the contrary, the Seller, the Subservicer and the Purchaser hereby acknowledge and agree that the Servicer acts as agent hereunder for the Purchaser and has no duties or obligations to, will incur no liabilities or obligations to, and does not act as an agent in any capacity for, the Seller or the Subservicer.

          Section 9.2 Additional Subservicers.

          The Subservicer may, with the prior consent of the Purchaser and the Servicer, which consent shall not be unreasonably withheld, subcontract with a subservicer (each such servicer, an "Additional Subservicer") for collection, servicing or administration of the Receivables, provided, that (a) the
Subservicer shall continue to perform its obligations with respect to collections of Medicaid Receivables, Medicare Receivables and CHAMPUS Receivables, (b) the Subservicer shall remain liable for the performance of the duties and obligations of the Additional Subservicer pursuant to the terms hereof and (c) any subservicing agreement that may be entered into and any other transactions or services relating to the Purchased Receivables involving an Additional Subservicer (each such agreement, an "Additional Subservicing Agreement") shall be deemed to be between the Additional Subservicer and the Subservicer alone and the Purchaser and Servicer shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Additional Subservicer.

          Section 9.3 Duties and Responsibilities of the Subservicer.

          (a) The Subservicer shall conduct the servicing, administration and collection of the Purchased Receivables and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect each Purchased Receivable, from time to time, all in accordance with (i) customary and prudent servicing procedures for health care receivables of a similar type, and (ii) all applicable laws, rules and regulations.

          (b) The duties of the Subservicer shall include, without limitation:

          (i) preparation and submission of claims to, and post-billing liaison with, Eligible Payors;

          (ii) arranging for the direct remittance of all Collections on Purchased Receivables to the Commercial Lockbox Account (other than Collections with respect to Medicaid Receivables, Medicare Receivables and CHAMPUS Receivables, in respect of which it shall arrange for the direct remittance of such Collections to the Medicare Lockbox Account);

          (iii) remitting any Collections with respect to Medicaid Receivables, Medicare Receivables and CHAMPUS Receivables it may receive directly for deposit in the Medicare Lockbox Account and remitting any Collections on other Purchased

     Receivables it may receive directly for deposit in the Commercial Lockbox Account, in each case no later than by the end of the day of receipt or the following Business Day if the day of receipt is not a Business Day;

          (iv) maintaining all necessary Servicing Records with respect to the Purchased Receivables and promptly delivering such reports to the Purchaser or the Servicer in respect of the servicing of the Purchased Receivables (including information relating to its performance under this Agreement) as may be required hereunder or as the Purchaser or the Servicer may reasonably request;

          (v) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate Servicing Records evidencing the Purchased Receivables in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Purchased Receivables (including, without limitation, records adequate to permit the identification of each new Purchased Receivable and all Collections of and adjustments to each existing Purchased Receivable);

          (vi) identifying each Purchased Receivable clearly and unambiguously in its Servicing Records to reflect that such Purchased Receivable is owned by the Purchaser;

          (vii) complying in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Purchased Receivables and related Contracts and Collections with respect thereto;

          (viii) preserving and maintaining its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualifying and remaining qualified in good standing as a foreign corporation and qualifying to and remaining authorized to perform obligations as Subservicer (including enforcement of collection of Purchased Receivables on behalf of the Purchaser) in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect
     (A) the rights or interests of the Purchaser in the Purchased  Receivables,
     (B) the collectibility of any Purchased Receivable or (C) the ability of the Subservicer to perform its obligations hereunder or under the Contracts;

          (ix) any time and from time to time at reasonable intervals upon notice to the Subservicer and during regular business hours, permitting the Purchaser, the Servicer or any of their agents or representatives, (A) to examine and make copies of and abstracts from all Servicing Records, and
     (B) to visit the offices and properties of the Subservicer for the purpose of examining such Servicing Records, and to discuss matters relating to the Receivables or the Subservicer's performance under this Agreement with any officer or employee of the Subservicer having knowledge of such matters;

          (x) at the request of the Servicer, maintaining at its own expense, a blanket fidelity bond with broad coverage, with responsible companies acceptable to the Servicer, on all officers, employees or other persons acting on behalf of the Subservicer in any capacity with regard to the Purchased Receivables, including those handling funds, money, documents and papers relating to the Purchased Receivables. Any such fidelity bond shall protect and insure the Subservicer (and through the Subservicer, the Servicer and the Purchaser) against losses commonly protected against by bonds of a similar type, including forgery, theft, embezzlement, fraud, and negligent acts of such persons and shall be maintained at a level acceptable to the Servicer. No provision of this Section requiring such fidelity bond shall diminish or relieve the Subservicer from its duties and obligations as set forth in this Agreement. Any amounts received under any such bond with respect to Purchased Receivables shall be deposited by the Subservicer in the Collection Account and treated in the same manner as Collections with respect to such Purchased Receivables. Upon request of the Purchaser or the Servicer, the Subservicer shall cause to be delivered to the Purchaser and the Servicer a certification evidencing coverage under such fidelity bond. Promptly upon receipt of any notice from the surety or the insurer that such fidelity bond has been terminated or modified in a materially adverse manner, the Subservicer shall notify the Servicer of any such termination or modification;

          (xi) notifying the Purchaser and the Servicer of any action, suit, proceeding, dispute, offset, deduction, defense or counterclaim that is or may be asserted by a Payor with respect to any Purchased Receivable; and

          (xii) providing the Purchaser and the Servicer with a report on each Determination Date in the form of Exhibit G.

          (c) Notwithstanding anything herein to the contrary, all collection functions in respect of Medicaid Receivables, Medicare Receivables and CHAMPUS Receivables shall be performed in accordance with Medicaid Regulations, Medicare Regulations and CHAMPUS Regulations.

          (d) The Purchaser shall not have any obligation or liability with respect to any Purchased Receivables or related Contracts, nor shall it be obligated to perform any of the obligations of the Subservicer hereunder.

          Section 9.4 Authorization of the Servicer.

          The Seller hereby authorizes the Servicer (including any successors thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the sale of the Purchased Receivables to the Purchaser, in the determination of the Servicer as the case may be, to collect all amounts due under any and all Purchased Receivables and process all Collections and related Remittance Advices within five Business Days of receipt thereof. Further, the Servicer is authorized, to the extent permitted under and in compliance with applicable law and regulations, to commence proceedings with respect to enforcing payment of such Purchased Receivables and the related Contracts, and adjusting, settling or compromising the account or payment thereof, to the same extent as the Seller could have done if it had continued to own such Receivable. The Seller shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Purchased Receivables. Notwithstanding anything to the contrary contained herein, the Servicer shall have the absolute and unlimited right to direct the Subservicer to commence or settle any legal action to enforce collection of any Purchased Receivable or to foreclose upon, repossess or take any other action which the Servicer deems necessary or advisable with respect thereto. In no event shall the Subservicer be entitled to make the Purchaser or the Servicer a party to any litigation without such party's express prior written consent.

          Section 9.5 Subservicing Fee; Subservicing Expenses.

          On each Purchase Date, the Subservicer shall be paid a subservicing fee by the Servicer for its performance as Subservicer hereunder (the "Subservicing Fee") from the Servicer's own funds in an amount equal to 8.5% of the Collections, if any, with respect to Purchased Receivables that were received by the Servicer during the period from the prior Determination Date to such Determination Date; provided that, if the Seller ceases to be Subservicer hereunder, the Servicer's obligation to pay the Subservicing Fee shall terminate. The Servicer shall offset the Subservicing Fee from the Administrative Fee to be deposited with the Servicer on such Purchase Date. In the event the Subservicing Fee is greater than the Administrative Fee to be deposited on such Purchase Date, the Servicer shall pay to the Subservicer an amount equal to the Net Subservicing Fee for such Purchase Date. The Subservicer shall be required to pay for all expenses incurred by the Subservicer in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment or reimbursement therefor.

          Section 9.6 Annual Statement as to Compliance.

          The Subservicer shall deliver to the Purchaser and the Servicer on or before May 2 of each year beginning with May 2, 1999, an Officer's Certificate stating, as to each signer thereof, that (a) a review of the activities of the Subservicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision; (b) to the best of such officer's knowledge, based on such review, the Subservicer has fulfilled all its obligations as Subservicer under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          Section 9.7 Transfer of Servicing Between Subservicer and Servicer.

          (a) Upon determination by the Servicer that greater than 10% of the Purchased Receivables remain outstanding for greater than 120 days after their respective Billing Date, the Servicer may immediately give notice to the Subservicer that the Servicer will assume servicing of such portion of the Purchased Receivables that remain outstanding for greater than 120 days after their respective Billing Date. Thereupon, the Servicer shall assume the servicing responsibilities of Subservicer in respect of such Purchased Receivables. The Subservicer shall thereupon provide the Servicer with all information, documents and records (including original copies of documents), to the extent required by the Servicer to perform its duties (including such records stored electronically on computer tapes, magnetic discs and the like as may be reasonably requested by the Servicer).

          (b) Notwithstanding the provisions of the preceding clause (a), the Subservicer shall maintain ongoing payment records with respect to each Purchased Receivable serviced by the Servicer.

          (c) The Subservicer shall pay all fees and costs of the Servicer in connection with its duties under this Section 9.7.

          Section 9.8 Subservicer Not to Resign.

          The Subservicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (a) the performance of its duties hereunder has become impermissible under applicable law and (b) there is no reasonable action which the Subservicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Subservicer shall be evidenced as to clause
(a) above by an opinion of counsel to such effect delivered to the Purchaser and the Servicer. No such resignation shall become effective until the Servicer shall have assumed the responsibilities and obligations of the Subservicer in accordance with Section 9.9.

          Section 9.9 Appointment of the Successor Subservicer.

          In connection with the termination of the Subservicer's responsibilities under this Agreement pursuant to Section 10.1, the Servicer may, in its discretion, except with respect to Section 10.1(c) in which case the Servicer shall, (a) succeed to and assume all of the Subservicer's responsibilities, rights, duties and obligations as Servicer (but not in any other capacity) under this Agreement except with respect to Medicaid Receivables, Medicare Receivables and CHAMPUS Receivables or (b) require the Seller to continue to act as Subservicer for all of its outstanding Purchased Receivables at the time of the Event of Seller Default.

          Section 9.10 Duties of the Subservicer to the Successor Servicer.

          At  any  time   following  the  succession  of  the  Servicer  to  the
responsibilities of Subservicer under Section 9.9(a):

          (a) The Subservicer agrees that it will terminate its activities as Subservicer hereunder, except its collection functions in respect of Medicaid, Medicare and CHAMPUS Receivables, in a manner acceptable to the Servicer so as to facilitate the transfer of servicing to the Servicer including, without limitation, timely delivery (i) to the Servicer of any funds that were required to be remitted to the Servicer for deposit in the Collection Account, and (ii) to the Servicer, at a place selected by the Servicer, of all information, documents and records (including original copies of documents), to the extent required by the Servicer to perform its duties under the Agreement (including such records stored electronically on computer tapes, magnetic discs and the like as may be reasonably requested by the Servicer). The Subservicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the Servicer all rights, powers, duties, responsibilities, obligations and liabilities of the Subservicer.

          (b) The Subservicer shall terminate each Additional Subservicing Agreement that may have been entered into and the Servicer shall not be deemed to have assumed any of the Subservicer's interest therein or to have replaced the Subservicer as a party to any such Additional Subservicing Agreement.

          (c) Notwithstanding any termination of the Seller as Subservicer hereunder, the Seller agrees that it will continue to follow the procedures set forth in Section 9.3(b)(iii) with respect to Collections on Purchased Receivables.

          Section 9.11 Effect of Termination or Resignation.

          Any termination or resignation of the Subservicer under this Agreement shall not affect any claims that the Purchaser or the Servicer may have against the Subservicer for events or actions taken or not taken by the Subservicer arising prior to any such termination or resignation.

                                  ARTICLE VIII

                            EVENTS OF SELLER DEFAULT

          Section 10.1 Events of Seller Default.

          If any of the following events (each, an "Event of Seller Default") shall occur and be continuing:

          (a) The Seller (either as Seller or Subservicer) shall materially fail to perform or observe any term, covenant or agreement contained in this Agreement;

          (b) A default shall have occurred and be continuing under any instrument or agreement evidencing, securing or providing for the issuance of Debt of the Seller;

          (c) The Seller shall generally not pay any of its respective Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or any of its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller shall take any corporate action to authorize any of the actions set forth in this subsection;

          (d) Judgments or orders for the payment of money (other than such judgments or orders in respect of which adequate insurance is maintained for the payment thereof) in excess of $100,000 in the aggregate against the Seller or any of its Affiliates shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more;

          (e) There is a material breach of any of the representations and warranties of the Seller set forth in Sections 6.1 or 6.2 that has remained uncured for a period of 30 days;

          (f) Any Governmental Authority (including the Internal Revenue Service or the Pension Benefit Guaranty Corporation) shall file notice of a lien with regard to any of the assets of the Seller or with regard to the Seller other than a lien that does not materially adversely affect the financial condition of the Seller or the Seller's ability to perform as Subservicer and that (1) is limited by its terms to assets other than Receivables or (2) remains undischarged for a period of 30 days;

          (g) As of the first day of any month, the aggregate Net Value of Purchased Receivables which became Defaulted Receivables or Rejected Receivables (other than those with respect to which a withdrawal has previously been made from the Offset Reserve Account) during the prior three-month period shall exceed 8% of the average aggregate Net Values of all Purchased Receivables then owned by the Purchaser (other than Defaulted Receivables) at the end of each of such three months;

          (h) The Servicer shall have reasonably determined that any event which materially adversely affects the collectibility of the Receivables has occurred, or that any other event which materially adversely affects the financial condition of the Seller, the ability of the Seller to collect Purchased Receivables in its capacity as Subservicer or the ability of the Seller (either as Seller or Subservicer) to perform hereunder has occurred;

          (i) A deterioration has taken place in the quality of servicing of Purchased Receivables or other Receivables serviced by the Seller (in its capacity as Subservicer) which the Servicer, in its sole discretion, determines to be material;

          (j) This Agreement shall for any reason cease to evidence the transfer to the Purchaser (or its assignees or transferees) of the legal and equitable title to, and ownership of, the Purchased Receivables;

          (k)  The  Lockbox  Account   Agreement  shall  have  been  amended  or
terminated without the written consent of the Purchaser and the Servicer;

          (l) The amount deposited hereunder (net of withdrawals required hereunder) in the Seller Credit Reserve Account has remained at less than the Specified Credit Reserve Balance for fourteen consecutive days;

          (m) The amount deposited hereunder (net of withdrawals required hereunder) in the Offset Reserve Account has remained at less than the Specified Offset Reserve Balance for fourteen consecutive days; or

          (n) A Principal Amortization Event shall have been declared; then and in any such event, the Servicer shall, by notice to the Seller and the Purchaser declare that an Event of Seller Default shall have occurred and, the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller and the Purchaser shall make no further Purchases from the Seller. Upon any such declaration or automatic occurrence, the Purchaser and the Servicer shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC and other applicable law, which rights shall be cumulative provided, that, if an event of the kind described in 8.1(c) occurs with regard to the Seller, an Event of Seller Default shall be deemed to have occurred automatically.

                                   ARTICLE IX

                                 INDEMNIFICATION

          Section 11.1 Indemnities by the Seller.

          (a) Without limiting any other rights that the Purchaser, the Servicer, or any director, officer, employee or agent of either such party (each an "Indemnified Party") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related costs and expenses of any nature whatsoever, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to any breach of the Seller's obligations (including its obligations as Subservicer) under this Agreement or the ownership of the Purchased Receivables or in respect of any Receivable or any Contract, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or (ii) recourse for unpaid Purchased Receivables. Without limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

          (A) reliance on any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement (except with respect to a Purchased Receivable, as to which the Purchaser's remedies are set forth in Section 6.3), any report or any other information delivered by the Seller pursuant hereto, which shall have been incorrect in any material respect when made or deemed made or delivered;

          (B) the failure by the Seller to comply with any term, provision or covenant contained in this Agreement, or any agreement executed by it in connection with this Agreement or with any applicable law, rule or regulation with respect to any Purchased Receivable, the related Contract, or the nonconformity of any Purchased Receivable or the related Contract with any such applicable law, rule or regulation; or

          (C) the failure to vest and maintain vested in the Purchaser, or to transfer to the Purchaser, legal and equitable title to and ownership of the Receivables which are, or are purported to be, Purchased Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim (except as permitted hereunder) whether existing at the time of the Purchase of such Receivable or at any time thereafter.

          (b) Any Indemnified Amounts subject to the indemnification provisions of this Section shall be paid to the Indemnified Party within five Business Days following demand therefor, together with interest at the lesser of 12% per annum or the highest rate permitted by law from the date of demand for such Indemnified Amount.

          Section 11.2 Security Interest.

          The Seller hereby grants to the Purchaser a first priority perfected security interest in the Seller's right, title and interest in, to and under all of the Seller's Receivables not sold to the Purchaser hereunder, including all rights to payments under any related Contracts or other agreements with all Payors, and all the Collections, Records and proceeds thereof, as security for the timely payment and performance of any and all obligations the Seller or the Subservicer may owe the Purchaser under Sections 2.3, 4.3, 5.1(f), 9.1(a) and
(b), and 10.4, but excluding  recourse for unpaid  Purchased  Receivables.  This
Section 9.2 shall constitute a security agreement under the UCC and any other applicable law and the Purchaser shall have the rights and remedies of a secured party thereunder. Such security interest shall be further evidenced by Seller's execution of appropriate UCC-1 financing statements prepared by and acceptable to the Purchaser, and such other further assurances that may be reasonably requested by the Purchaser from time to time.

                                    ARTICLE X

                                  MISCELLANEOUS

          Section 12.1 Notices, Etc.

          All notices and other communications provided for hereunder shall, unless otherwise stated herein, shall be in writing and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

          Section 12.2 Remedies.

          No failure on the part of the Purchaser or the Servicer to exercise, and no delay in exercising, any right hereunder or under any Purchase Assignment shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 12.3 Binding Effect; Assignability.

          This Agreement shall be binding upon and inure to the benefit of the Seller, the Subservicer, the Purchaser, the Servicer and their respective successors and permitted assigns. Neither the Seller nor the Subservicer may assign any of their rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser and the Servicer. The Purchaser may, at any time, without the consent of the Seller or the Subservicer, assign any of its rights and obligations hereunder or interest herein to any Person. Any such assignee may further assign at any time its rights and obligations hereunder or interests herein without the consent of the Seller or the Subservicer. Without limiting the generality of the foregoing, the Seller acknowledges that the Purchaser has assigned its rights hereunder to the Trustee for the benefit of third parties. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies with respect to any breach of any representation and warranty made by the Seller or the Servicer pursuant to
Article IV and the indemnification and payment provisions of Article IX shall be continuing and shall survive any termination of this Agreement.

          Section 12.4 Costs, Expenses and Taxes.

          (a) In addition to the rights of indemnification under Article IX, the Seller agrees to pay upon demand, all reasonable costs and expenses in connection with the administration (including periodic auditing, modification and amendment) of this Agreement, and the other documents to be delivered hereunder, including, without limitation: (i) the reasonable fees and out-of-pocket expenses of counsel for the Purchaser or the Servicer with respect to (A) advising the Purchaser as to its rights and remedies under this Agreement or (B) the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Purchase Assignment or the other documents to be delivered hereunder; and (ii) any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement, each Purchase Assignment or the other agreements and documents to be delivered hereunder, and agrees to indemnify and save each Indemnified Party from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          (b) If the Seller or the Subservicer fails to perform any agreement or obligation contained herein, the Purchaser may, or may direct the Servicer to, (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Purchaser or the Servicer incurred in connection therewith shall be payable by the party which has failed to so perform upon the Purchaser's or the Servicer's demand therefor.

          Section 12.5 No Proceedings.

          The Seller and the Subservicer each hereby agree that it will not, directly or indirectly, institute, or cause to be instituted, against the Purchaser any proceeding of the type referred to in Section 10.1(c) so long as there shall not have elapsed one year plus one day since the latest maturing note has been paid in full in cash.

          Section 12.6 Amendments; Waivers; Consents.

          No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Seller or the Subservicer from any of the terms or conditions thereof, shall be effective unless it shall be in writing and signed by each of the parties hereto. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Seller or the Subservicer in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. This Agreement, the Related Documents and the documents referred to therein embody the entire agreement among the Seller, the Subservicer, the Purchaser and the Servicer, and supersede all prior agreements and understandings relating to the subject hereof, whether written or oral.

          Section 12.7 GOVERNING LAW;  CONSENT TO  JURISDICTION;  WAIVER OF JURY
                       TRIAL.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF OHIO, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE PURCHASER IN THE PURCHASED RECEIVABLES OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF OHIO.

          (b) THE SELLER AND THE SUBSERVICER HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE SELLER, AND THE SUBSERVICER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE

BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PURCHASER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PURCHASER TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR ITS
PROPERTY,  OR  THE  SUBSERVICER  OR ITS  PROPERTY  IN THE  COURTS  OF ANY  OTHER
JURISDICTION. THE SELLER AND THE SUBSERVICER EACH HEREBY AGREE THAT THE EXCLUSIVE AND APPROPRIATE FORUMS FOR ANY DISPUTE HEREUNDER ARE THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO AND AGREE NOT TO INSTITUTE ANY ACTION IN ANY OTHER FORUM.

          (c) THE SELLER, AND THE SUBSERVICER EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS PURCHASER AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          Section 12.8 Execution in Counterparts; Severability.

          This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         COASTAL CORRECTIONAL HEALTHCARE, INC.,
                         as Seller and as Subservicer

                         By: __________________________________
                         Name:  Steven M. Scott, M.D.
                         Title:  Senior Executive Vice President

                         Address at which the chief executive office is located:

                         Address:            3104 Croasdaile Drive
                                             Bldg. 100-300
                                             Durham, NC  27705
                         Attention:          Steven M. Scott, M.D.
                         Phone number:       919-383-0355
                         Telecopier number:  919-382-3287

                         Additional locations at which Records are maintained:

                         I-85 and Guess Road
                         Durham, NC  27705

                         2101 Tobacco Road
                         Durham, NC  27705

                         Additional names under which Seller does business:

                         Coastal Correctional Services, Inc.

                         Additional locations at which Seller does business:

                         2400 E. Commercial Blvd.
                         Ft. Lauderdale, FL 33308

                         1295 South Lecanto Hwy.
                         Lecanto, FL 33461

                         700 West Lincoln St.
                         P.O. Box 99
                         Pontiac, MI 61764

                         3855 Cooper St.
                         Jackson, MI  69201

                         100 Ribault Rd.
                         Beaufort, SC  29902

                         1511 Preston Ave.
                         Houston, TX  77002

                         515 W. Moreland Blvd.
                         Waukesha, WI 53187

                         550 Justice Drive
                         Lebanon, OH  45036

                         Rt. 301 North
                         Hanover, VA  23069

                         215 Rice St.
                         Grand Junction, CO 81505

                         600 Linwood Rd.
                         Galesburg, IL 62401

                         100 Hillcrest Rd.
                         East Moline, IL 61244

                         Rt. 17 West
                         P.O. Box 5001
                         Dwight, IL  60420

                         37040 South Illinois
                         Rt. 102
                         Manteno, IL 60950


                         NPF VI, INC.

                         By: __________________________________
                         Name:
                         Title:

                         Address:            6125 Memorial Drive
                                             Dublin, OH  43017
                         Attention:          Donald H. Ayers
                         Phone number:       (614) 764-9944
                         Telecopier number:  (614) 764-0602

                         NATIONAL PREMIER FINANCIAL SERVICES, INC.

                         By: _______________________________________
                         Name:
                         Title:

                         Address:            6125 Memorial Drive
                                             Dublin, OH  43017
                         Attention:          Lance K. Poulsen
                         Phone number:       (614) 764-9944
                         Telecopier number:  (614) 764-0602

                                                                      SCHEDULE 1
                                                                      ----------


                   INELIGIBLE MEDICAID STATES

          None. This Schedule 1 may be unilaterally amended from time to time by the Servicer without the consent of any of the other parties hereto.


                                      1-1

                                                                      SCHEDULE 2
                                                                      ----------

                     INELIGIBLE BLUE CROSS/BLUE SHIELD PLANS

                                      2-1

                                                                      SCHEDULE 3
                                                                      ----------

               SELLER'S PAYOR AND PROVIDER NUMBERS


               Name of Seller                        Provider Numbers
               --------------                        ----------------

Coastal Correctional Healthcare, Inc.

Coastal Correctional Services, Inc.

                                      3-1

                                                                      SCHEDULE 4
                                                                      ----------

               LIST OF NAMES UNDER WHICH SELLER IS DOING BUSINESS
                 AND ADDRESSES AT WHICH SELLER IS DOING BUSINESS

 Names Under Which Seller Is             Addresses At Which
 ---------------------------             ------------------
Doing Business and Payee Names        Seller Is Doing Business
------------------------------        ------------------------


Coastal Correctional                  3104 Croasdaile Drive
Healthcare, Inc.                      Bldg. 100-300
                                      Durham, NC 27705
                                      (Durham County, NC)

                                      I-85 and Guess Road
                                      Durham, NC 27705
                                      (Durham County, NC)

                                      2101 Tobacco Road
                                      Durham, NC 27705
                                      (Durham County, NC)

                                      2400 E. Commercial Blvd.
                                      Ft. Lauderdale, FL  33308
                                      (Broward County, FL)

                                      1295 South Lecanto Hwy.
                                      Lecanto, FL 33461
                                      (Citrus County, FL)

                                      700 West Lincoln St.
                                      P.O. Box 99
                                      Pontiac, MI 61764
                                      (Oakland County, MI)

                                      3855 Cooper St.
                                      Jackson, MI 69201
                                      (Jackson County, MI)

                                      100 Ribault Rd.
                                      Beaufort, SC 29902
                                      (Beaufort County, SC)

                                      1511 Preston Ave.
                                      Houston, TX 77002
                                      (Harris County, TX)

                                      515 W. Moreland Blvd.
                                      Waukesha, WI 53187
                                      (Waukesha County, WI)

                                      550 Justice Drive
                                      Lebanon, OH 45036
                                      (Warren County, OH)

                                      Rt. 301 North
                                      Hanover, VA 23069
                                      (Hanover County, VA)

                                      215 Rice St.
                                      Grand Junction, CO  81505
                                      (Mesa County, CO)

Coastal Correctional Services,        600 Linwood Rd.
Inc.                                  Galesburg, IL  62401
                                      (Knox County, IL)

                                      100 Hillcrest Rd.
                                      East Moline, IL 61244
                                      (Rock Island County, IL)

                                      Rt. 17 West
                                      P.O. Box 5001
                                      Dwight, IL 60420
                                      (Livingston & Grundy County, IL)

                                      37040 South Illinois
                                      Rt. 102
                                      Manteno, IL 60950
                                      (Kankakee County, IL)


                                      4-1

                                                                       EXHIBIT A
                                                                       ---------

                            FORM OF NOTICE TO PAYORS

[Name and Address of Payor]


Dear ________:

          [Seller] (the "Seller") has entered into an agreement with NPF VI, Inc. ("NPF VI") under which certain of the Seller's accounts receivables ("Receivables") of which you are the obligor will be sold, from time to time, to NPF VI or affiliates of NPF VI. NPF VI or such affiliates may, in turn, from time to time, pledge such Receivables to Bankers Trust Company, as Trustee for the benefit of third parties. It is contemplated that the Receivables will continue to be serviced by the Seller.

          The Seller has established a lockbox (the "Lockbox") for collection of the Receivables. Accordingly, you are hereby instructed to remit all payments on Receivables of which you are, or have been, the obligor to:

          [Lockbox Bank]-Lockbox Account ([name of Seller]) #_____________.

                            [Address of Lockbox Bank]

          Payment of such Receivables in this manner will operate to discharge your obligation with respect thereto (to the extent of such payment), whether or not ownership has been transferred to NPF VI. Any prior notice of an assignment of any interest in the Seller's Receivables previously delivered to you is hereby superseded by this notice and all prior notices of such assignment are hereby revoked. This notice shall be considered irrevocable absent written notice otherwise received by you from NPF VI.

          Thank you for your cooperation.

                              Very truly yours,

                              [SELLER]


                              By ________________________________
[Seller]
EIN#____________________

                                                                       EXHIBIT B
                                                                       ---------

                            LOCKBOX ACCOUNT AGREEMENT

[Varies from Seller to Seller. Both the Medicare Lockbox Account and the Commercial Lockbox Account must, however, include provisions that:

     (1) all Collections in the Lockbox Account shall be remitted directly to the Collection Account within one Business Day of receipt; and

     (2)  are otherwise satisfactory to the Purchaser and the Servicer]

                                                                       EXHIBIT C
                                                                       ---------

                           FORM OF PURCHASE ASSIGNMENT


     THIS PURCHASE ASSIGNMENT, dated as of __________, 199_ between [Seller] (the "Seller"), NPF VI, Inc. (the "Purchaser") and National Premier Financial Services, Inc. (the "Servicer").

     1. We refer to the Sale and Subservicing Agreement (the "Sale Agreement"), dated as of ______, 199_ by and among [Seller], as Seller and as Subservicer, the Purchaser, and the Servicer. All provisions of such Sale Agreement are incorporated by reference. All capitalized terms shall have the meanings set forth in the Sale Agreement.

     2. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all right, title and interest of the Seller in and to the Receivables listed on Schedule 1 hereto (each, a "Purchased Receivable") and the Purchaser does hereby purchase each such Purchased Receivable.

     3. The Seller does hereby certify:

          (i) the  representations  and  warranties  of the  Seller set forth in
     Section 6.1 and 6.2 of the Agreement, are true and correct on and as of the date, hereof, before and after giving effect to the Purchase of the Purchased Receivables evidenced hereby and to the application of the proceeds therefrom, as though made on and as of such date;

          (ii) no event has occurred, or would result from such Purchase or from the application of the proceeds therefrom, which constitutes an Event of Seller Default or would constitute an Event of Seller Default but for the requirement that notice be given or time elapse or both; and

          (iii) the Seller is in compliance with each of its covenants set forth in the Sale Agreement.

     4. The Purchase Price for the Purchased Receivables sold and purchased hereby is $_______.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      [SELLER]

                                      By _________________________________
                                      Name:
                                      Title:


                                      NPF VI, INC.

                                      By _________________________________
                                      Name:
                                      Title:

                                      NATIONAL PREMIER FINANCIAL
                                      SERVICES, INC.

                                      By _________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT D
                                                                       ---------

                          FORM OF OFFICER'S CERTIFICATE
                                 FOR THE SELLER

          I hereby certify that I am a duly elected [Officer] of [Seller] (in its capacity as Seller and as Subservicer, the "Seller") with all requisite knowledge of the matters set forth below, and further certify as follows:

          1. There has been no change of the Seller's legal name, identity or corporate structure within the six month period preceding the execution date hereof.

          2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

          3. There is no litigation pending, or to my knowledge, threatened, which, if determined adversely to the Seller, would adversely affect (i) the execution, delivery or enforceability of the Sale and Subservicing Agreement (the "Sale Agreement"), dated as of _________, 199_ by and among the Seller, NPF VI, Inc., as Purchaser (the "Purchaser"), and National Premier Financial Services, Inc., as Servicer (the "Servicer"), or the sale or servicing of the Receivables as provided therein, and (ii) the execution, delivery or enforceability of the Lockbox Account Agreement (the "Lockbox Account Agreement"), dated as of ___, 199_, by and among the Seller, the Servicer and/or [the lockbox bank].

          4. With respect to the Sale Agreement and the Lockbox Account Agreement, the Seller has complied with all the agreements by which it is bound and has satisfied all the conditions on its part to be performed or satisfied prior to the Closing Date.

          5. No Event of Seller Default or other event of default in the performance of any of the Seller's covenants or agreements under the Sale Agreement or the Lockbox Account Agreement has occurred and is continuing, nor has an event occurred which with the passage of time or notice or both would become such an event of default.

          6. The Seller is not a party to, or governed by, any contract, indenture, mortgage, loan agreement, note, lease, deed of trust or other instrument which restricts the Seller's ability to sell or service health care receivables or consummate any of the transactions contemplated by the Sale Agreement.

          7. Independent certified public accountants for the Seller will treat the transfer to the Purchaser of the Seller's interests in the Receivables as a sale, pursuant to generally accepted accounting principles.

          8. For tax and reporting purposes, the Seller will treat the transfer to the Purchaser of the Seller's interests in the Receivables as a sale.

          9. The transfer to the Purchaser of the Seller's interests in the Receivables will be made (a) in good faith and without intent to hinder, delay, or defraud present or future creditors, and (b) in exchange for reasonably equivalent value and fair consideration.

          10. On the date hereof, the Seller (a) was solvent, and as a result of the transfer to the Purchaser of the Seller's interests in the Receivables will not become insolvent; (b) was paying its Debts, if any, as they matured; (c) neither intended to incur, nor believed that it would incur, Debts beyond its ability to pay as they mature; and (d) after giving effect to the transfer to the Purchaser of the Seller's interests in the Receivables, will have an adequate amount of capital to conduct its business and anticipates no difficulty in continuing to do so for the foreseeable future.

          11. The Seller has and maintains [if applicable: its status as an organization exempt from federal taxation under Section 501(c) (3) of the Internal Revenue Code,] all material permits, licenses, authorizations, registrations, approvals and consents of Governmental Authorities, and all certificates of need for the construction or expansion of or investment in health care facilities, all Health Facility Licenses, Accreditations, Medicaid Certifications, Medicare Certifications and necessary for (a) the activities and business of the Seller and each of its Subsidiaries as currently conducted, (b) the ownership, use, operation and maintenance by each of them of its respective properties, facilities and assets, and (c) the performance by the Seller of the Agreement.

          12. Without limiting the generality of the foregoing paragraph: (a) each Health Facility License, the Medicaid Certification, Medicare Certification, Medicaid Provider Agreement, Medicare Provider Agreement, and the Blue Cross/Blue Shield Contracts of the Seller and each Subsidiary are in full force and effect and have not been amended or otherwise modified, rescinded or revoked or assigned, (b) the Seller and each Subsidiary are in compliance with the requirements of Medicaid, Medicare, CHAMPUS and related programs, and Blue Cross/Blue Shield Contracts, and (c) no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture, non-renewal of any Governmental Consent applicable to the Seller or any other health care facility owned or operated by the Seller or any Subsidiary, or such facility's participation in any Medicaid, Medicare, CHAMPUS or other similar program, or of any Blue Cross/Blue Shield Contract and there is no claim that any such Governmental Consent, participation or contract is not in full force and effect.

          13. No UCC financing statements, federal or state tax liens or judgments with respect to the Purchased Receivables have been filed nor shall be filed from and after the date and time of the UCC search results provided by the Seller in accordance with Section 3.1(a)(v) of the Sale Agreement.

          14. The officers listed on the attached schedule are designated as Servicing Officers with respect to the duties and obligations of the Seller as Subservicer under the Sale Agreement.

          All capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Agreement.

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller this ___ day of _______, 199_.


                                      By _________________________________
                                      Name:
                                      Title:

                         SCHEDULE OF SERVICING OFFICERS


       Name                                 Signature
       ----                                 ---------

________________________________      ________________________________

________________________________      ________________________________

________________________________      ________________________________

________________________________      ________________________________

                                                                       EXHIBIT E
                                                                       ---------

                    FORM OF OPINION OF COUNSEL FOR THE SELLER

                                 [Closing Date]


NPF VI, Inc.
6125 Memorial Drive
Dublin, Ohio 43017

National Premier Financial Services, Inc.
6125 Memorial Drive
Dublin, Ohio 43017

Re:  NPF VI, Inc. - Sale and Subservicing Agreement
     ----------------------------------------------

Gentlemen and Ladies:

          We have acted as legal counsel to  ________________________  _________
(the "Seller") in connection with the transactions contemplated by that certain Sale and Subservicing Agreement (the "Sale Agreement"), dated as of ________________, 1994, by and among the Seller, NPF VI, Inc., an Ohio corporation (the "Purchaser") and National Premier Financial Services, Inc. (the "Servicer"). All references herein to the Seller shall refer to the Seller in its capacity as both Seller and Subservicer under the Sale Agreement. This opinion is being delivered at the Seller's request pursuant to Section 5.1(e) of the Sale Agreement.

          Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Sale Agreement.

          In this connection, we have examined the following:

          i) An executed copy of the Sale Agreement and all exhibits and attachments thereto;

          ii) An executed copy of the Lockbox Account Agreement and all exhibits and attachments thereto;

          iii) The form of Purchase Assignment and the form of Repurchase Assignment;

          iv) Copies of the UCC-1 financing statements executed by the Seller as assignor/debtor and naming the Purchaser as assignee/secured party relating to the Purchased Receivables (the "Financing Statements"), copies of which are attached hereto as Annex 1;

          v) The results of the searches (the "Searches") conducted by the Secretary of State of ______________________1 [and the County Recorder, ________ County, _________, as of _____________,
               1994]2, certified by such filing offices on Form UCC-11, as to financing statements on Form UCC-1 on file with such offices and naming the Seller as a "debtor" as of such date, copies of which are attached hereto as Annex 2A;

          vi) [Add if applicable] [Executed copies of appropriate releases of all outstanding financing statements relating to security interests in accounts of the Seller in favor of third parties which are reflected on the Searches and which shall be released at closing] (the "Releases") copies of which are attached hereto as Annex 2B; and

          vii) Such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

The Sale Agreement, the Lockbox Account Agreement the Purchase Assignments and the Repurchase Assignments are hereinafter collectively referred to as the "Agreements".

          As to various questions of fact material to our opinions set forth below we have relied upon certificates of officers of the Seller, copies of which are attached hereto as Annex 3. Nothing has come to our attention in the course of our representation of the Seller which leads us to believe that any representations set forth in any of the foregoing certificates are inaccurate or incomplete in any material respect.

          In connection with the opinions set forth below we have assumed, with your agreement, that each party to the Agreements other than the Seller has executed and delivered such Agreements and has the corporate power and authority to enter into and perform its obligations thereunder, and that the execution, delivery and performance of each Agreement by each party thereto other than the Seller will not breach, contravene, conflict with, or constitute a violation of any provision of the articles of incorporation or bylaws or other organizational documents of such party, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such party is bound or to which any of its property or assets is subject, or constitute a violation of any law, statute, rule, regulation, order, writ, judgment, award, injunction or decree of any Governmental Authority as to any such party.

          In connection with the opinions set forth below which deal with the perfection and priority of security interests, we have assumed that no financing statements relating to Seller or

________________________
        1 All references to "State of " in this form of opinion shall refer to the state of the present location of the Provider.

        2 UCC searches certified on form UCC-11 by the appropriate government officials should be dated within ten (10) days of the closing of the transaction.

the Purchased Receivables have been misindexed or misfiled in the appropriate filing offices covered by the Searches.

          We have also assumed that all documents submitted to us as originals are complete and authentic, that all copies of documents submitted to us conform in all respects to the originals thereof, including all amendments or modifications thereto; and that all signatures of parties, other than those of the Seller and its authorized officers, to the respective documents are genuine. We have also assumed that all documents or copies thereof examined by us have been or will be duly, validly and properly authorized, executed, acknowledged and delivered by all parties thereto other than the Seller.

          As you have agreed, for purposes solely of ascertaining the existence of security interests perfected by the filing of UCC financing statements, we have limited our investigation to an examination of the Searches, which indicate that there are no filed financing statements naming the Seller as debtor and relating to the Seller's Receivables [,other than those which will be terminated by the filing of the Releases]. We express no opinion as to the accuracy or completeness of the Searches.

          For purposes of the opinion expressed in the first sentence of Paragraph 4 below, we have assumed, with your consent, that the description of "Purchased Receivables" set forth in the Sale Agreement accurately and completely describes all of the Seller's Purchased Receivables being transferred to the Purchaser pursuant to the Sale Agreement.

          For purposes of the opinions expressed in Paragraphs 5 and 6 below, with your agreement we have assumed that all transfers of Purchased Receivables will have occurred in accordance with the terms and conditions set forth in the Agreements.

          In addition to the foregoing, in rendering the opinions set forth herein we have acted only as attorneys licensed to practice in the State of ____________ and do not hold ourselves out as being knowledgeable as to the laws of any other jurisdiction. We therefore express no opinions as to the effect of any laws other than federal laws of the United States of America and the laws of the State of ________________. In this regard, we note that [- if the Seller is located in a state other than Ohio -] the Sale Agreement, the Purchase Assignments, the Repurchase Assignments are governed by the laws of the State of Ohio and that the Lockbox Account Agreement is governed by the laws of the State of Ohio. We have assumed, for purposes of issuing this letter, that insofar as the laws of any such other jurisdiction are applicable to the matters set forth below, such laws (including applicable conflict of laws provisions) are identical to and will be interpreted in all respects in the same manner as the laws of the State of ______________.

          On the basis of the foregoing and subject to the limitations, qualifications and exceptions set forth above, we are of the opinion as of the date hereof that:

          1. The Seller is a [not-for-profit] corporation duly organized and validly existing under the laws of the State of _______________, is in good standing under the laws of the State of [state of organization] and is duly qualified to do business, and is in good standing in each jurisdiction in which it maintains an office and has the corporate power and authority to own, lease and operate its properties and to conduct its business as now conducted. The Seller has made all filings with, and has obtained all necessary or appropriate approvals from federal and State of ______________ Governmental Authorities which are necessary to permit the Seller to own, lease and operate its properties and to lawfully conduct its business as presently conducted, and to consummate the transactions contemplated by the Sale Agreement.

          2. The Seller has the corporate power and authority to execute, deliver and perform each of the Agreements. The execution, delivery and performance of the Agreements have been duly authorized by all necessary corporate action of the Seller and each of such Agreements constitutes a legal, valid and binding obligation of Seller, enforceable against the Seller in accordance with its terms.

          3. The execution and delivery of, and the performance of the Provider's obligations under, each of the Agreements does not and will not (a) violate any provision of the Seller's articles of incorporation or bylaws, (b) violate any statute, law, ordinance, rule or regulation of the United States of America or the State of binding on the Seller, (c) violate any orders, judgments, writs or decrees known to us to which the Seller is subject in any respect, or (d) violate or create a breach or default under any loan agreement, indenture, note, evidence of indebtedness, mortgage, financing agreement, bond, debenture or similar agreement or instrument relating to obligations of the Seller for borrowed money or for the deferred purchase price of property or services payable more than one year from the date of incurrence thereof or on demand or relating to obligations of the Seller under capital leases which is presently in effect and known to us and to which the Seller is a party of its property is subject.

          4. The Purchased Receivables constitute "accounts" and "general intangibles" within the meaning of the UCC. The Seller is "located" in the State of ______________ for purposes of Section 9-103(3)(b) of the UCC such that the laws (including the conflict of law rules) of the State of ____________ govern the perfection of security interests in accounts and general intangibles of the Seller and the sale of accounts by the Seller. The transfers of the Purchased Receivables are "true sales" of the Purchased Receivables to the Purchaser. In the event, however, that a court of competent jurisdiction were to hold that the transaction evidenced hereby constitutes a loan and not a purchase and sale, then the Sale Agreement creates a first priority perfected valid security interest in favor of the Purchaser.

          5. If transfers of the Purchased Receivables from the Seller to the Purchaser pursuant to the Sale Agreement constitute a "true sale" of the Purchased Receivables to the Purchaser, the execution and delivery of the Sale Agreement and the Purchase Assignments in accordance with the Sale Agreement, and

               (i) upon the proper filing of the Financing Statements in the UCC filing offices of the Secretary of State of _______________, [and in the UCC filing offices of the County Recorder of ______________ County,] and

               (ii) the delivery to the Payors of such Purchased  Receivables of the notices in the form of the notices on Exhibit A to the Sale Agreement (assuming no prior such notice has been delivered to any such Payor by any person claiming an interest in the Purchased Receivables, and we hereby advice you that we have no knowledge that the Seller has previously made any such assignment thereof or granted any such lien or encumbrance thereupon), and

               (iii)the  execution and delivery of the Purchase  Assignments  in accordance with the Sale Agreement (assuming that the Seller has not previously assigned, for security or otherwise, such Purchased Receivables or granted any lien or encumbrance in them, and we hereby advise you that we have no knowledge that the Seller has previously made any such assignment thereof or granted any such lien or encumbrance thereupon), are effective under the laws of the [State or Location of Seller] to vest title thereto in the Purchaser, and all necessary steps have been taken under the laws of the State of [location of Seller] to protect the Purchaser's ownership interest in the Purchased Receivables now existing, and hereafter created, against creditors of, or subsequent Purchasers from, the Seller, provided that

               (x) if the transfers of the Purchased Receivables are deemed to be subject to Article 9 of the UCC, or previously filed financing statements, priority may be subject to financing statements effective as a result of Section 9-401(2) of the UCC, or

               (y) if the Purchased Receivables are deemed to be interests or claims "in or under any policy of insurance" under s. 9-104(g) of the UCC [in English rule states: prior notices to payors of such policies] [in American rule states: prior sales of such Purchased Receivables].3

The filing of the Financing Statements in the filing offices identified in paragraph 5(i) above are the only filings required to be made in the State of __________ to evidence, provide notice to third parties with respect to, or otherwise perfect the Purchaser's ownership interest in the Purchased Receivables under any applicable law of the State of _____________. No other filings, either in the filing offices identified in paragraph 5(i) or in any other filing offices in the State of ____________, are required or are advisable to be made to evidence, provide notice to third parties

_______________________
3 As to assignments of accounts and intangibles, if the UCC is not applicable because of Section 9-104, most jurisdictions follow either the so-called "American rule" (which in general provides that the transfer of an interest therein is made effective by a written assignment, with priority being granted to the assignment which is first in time) or the so-called "English rule" (which in general provides that the transfer of an interest therein is only effective if notice is given to the payor). Counsel should choose one approach or the other in completing paragraph 5(y) or, if the law in the jurisdiction is unsettled, counsel may include both as exceptions (i.e., by indicating in paragraph 5(y) "prior notices to payors of such policies or prior sales of such Purchased Receivables").

with respect to, or otherwise perfect such interests, or to establish the priority of the Purchaser's interest with respect to such Purchased Receivables.

          6. If the transfers of the Purchased Receivables from the Seller to the Purchaser pursuant to the Sale Agreement and Purchase Assignments do not constitute a "true sale" of the Purchased Receivables to the Purchaser, the Sale Agreement and the Purchase Assignments create a valid security interest in favor of the Purchaser in the Purchased Receivables from time to time transferred to the Purchaser pursuant to the Sale Agreement and the Purchase Assignments in accordance with the Sale Agreement, which security interest will constitute

               (i) upon the proper filing of the Financing Statements in the UCC filing offices of the Secretary of State of _______________, [and in the UCC filing offices of the County Recorder of ______________ County,] and

               (ii) upon  the   delivery   to  the  Payors  of  such   Purchased
                    Receivables of the notices in the form of the notices on Exhibit A to the Sale Agreement (assuming that no prior such notice has been delivered to any such Payor by any person claiming an interest in the Purchased Receivables and we hereby advise you that we have no knowledge that the Seller has previously delivered any prior notice), and

               (iii)upon the execution and delivery of the Purchase  Assignments in accordance with the Sale Agreement (assuming that the Seller has not previously assigned, for security or otherwise, such Purchased Receivables or granted any lien or encumbrance in them, and we hereby advise you that we have no knowledge that the Seller has previously made any such assignment thereof or granted any such lien or encumbrance thereupon), a security interest (perfected under the UCC and under other appropriate law to the extent applicable) in the Seller's right, title and interest in and to the Purchased Receivables and the proceeds thereof now existing, and hereafter created, prior and senior to all other liens, provided that:

               (x) if the granting of a security interest in the Purchased Receivables is deemed to be subject to Article 9 of the UCC or previously filed financing statements, priority may be subject to financing statements effective as a result of
                    Section 9-401(2) of the UCC, or

               (y) if the Purchased Receivables are deemed to be interests or claims "in or under any policy of insurance" under s. 9-104(g) of the UCC [in English rule states: prior notices to payors of such policies]

                    [in American rule states: prior sales of such Purchased Receivables].

The filing of the Financing Statements in the filing offices identified in paragraph 6(i) above are the only filings required to be made in the State of ______________ to evidence, provide notice to third parties with respect to, or otherwise perfect the Purchaser's security interest in the Purchased Receivables under any applicable law of the State of _____________. No other filings, either in the filing offices identified in paragraph 6(i) or in any other filing offices in the State of ______________, are required or are advisable to be made to evidence, provide notice to third parties with respect to, or otherwise perfect such interests, or to establish the priority of the Purchaser's interest with respect to such Purchased Receivables.

          7. A State of ____________ court and a federal court sitting in the State of _____________________ would give effect to the choice of law provisions of the Agreements, except that such court may apply State of _______________ law to (a) certain remedial and procedural rights, (b) matters of public policy, (c) matters pertaining to the perfection and priority of security interests, and (d) matters as to which Ohio law cannot be proven to such court to be sufficiently authoritative or certain for such court to rely on it.

          8. No consent of, or other action by, and no notice to or filing with, or licensing by any federal or State of ________ Governmental Authority or any other party (except for those consents required under Section 5.1 of the Sale Agreement which have been provided by the Seller to the Purchaser) is required for the due execution, delivery and performance by the Seller of the Agreements or any other agreement, document or instrument to be delivered thereunder or for the perfection of or the exercise by the Seller, the Purchaser or the Servicer of any of their rights or remedies thereunder. The transactions contemplated by the Agreements will not cause the Purchaser to be subjected to any obligation to pay any transfer tax to any Governmental Authority in the State of _________________, including without limitation any transfer, sales, use, added value, documentary stamp or other similar transfer tax other than [describe any such taxes which are applicable].

          9. To the best of our knowledge, there are no actions or proceedings against or affecting the Seller or any of its assets, pending or threatened, before any Governmental Authority (including, without limitation, any federal or state court of competent jurisdiction) (i) which seek to affect the enforceability of the Agreements or the transactions contemplated thereby, or
(ii) which, if determined adversely, would materially and adversely affect the ability of the Seller to perform its obligations under the Agreements.

          Our  opinions   set  forth   herein  are  subject  to  the   following
qualifications and exceptions:

          (a) The effect of certain laws governing bankruptcy, reorganization, fraudulent conveyance, moratorium and insolvency and relating to or affecting the enforcement of creditors' rights generally, including, but not limited to, the right to take or retain personal property encumbered by the Sale Agreement, the Financing Statements and the Purchase Assignments;

          (b) The application of general principles of equity (regardless of whether considered in a proceeding in equity or at law);

          (c)  Standards of commercial reasonableness and good faith;

          (d) In the case of proceeds, perfection of security interests is limited to the extent set forth in Section 9-306 of the UCC;

          (e) Continuation of perfection in any proceeds which are subject to a security interest or in any after acquired property may, if such proceeds or after acquired property consist of property of a type in which a perfected security interest cannot be obtained by filing a financing statement, require additional compliance with applicable provisions of the UCC and we express no opinion as to the perfection, priority an effectiveness of any security interest in any proceeds of the Purchased Receivables initially subject to the security interest or after acquired property to the extent that perfection, priority or effectiveness depends upon additional compliance with the UCC. Any change (from one state to another state) in the location of the Seller's place of business or chief executive offices to a location outside of the State of ____________, or any change in the name, identity or corporate structure of the Seller that would make a filed financing statement seriously misleading, may result in the lapse of perfection of the security interest to the extent that perfection is dependent on filing unless new and appropriate financing statements are filed in a timely manner; and

          (f) In the case of collateral (as such term is defined in Article 9 of the UCC) in which a debtor (as such term is defined in Article 9 of the UCC) has no present rights, a security interest will be created therein only when the debtor acquires rights to such collateral.4

          In addition to the foregoing exceptions, we hereby advise you that, because a portion of the Purchased Receivables are Medicaid and Medicare Receivables, in accordance with 42 U.S.C. Sections 1396a(a)(32) (Medicaid) and 1395g(c) (Medicare), the regulations promulgated thereunder and the court decisions with respect thereto, it is unlikely (i) that payments on Medicaid or Medicare Receivables will be made to any party other than the Seller to which they are due or an assignee qualified under such sections and regulations, or
(ii) that payment of the Medicaid or Medicare Receivables sold to the Purchaser will be directly enforceable by the Purchaser or the Servicer against the federal government or any agency or

______________________

          4 [The opinion may also set forth such other exceptions or vary the foregoing language to the extent that such exceptions or variations are not materially inconsistent with the protections intended to be afforded by the foregoing language or are required by the laws of a jurisdiction other than Ohio, in either case in the sole reasonable judgment of the Servicer, upon the advice of counsel.]

instrumentality thereof, notwithstanding that the Purchaser has obtained title to or maintains a perfected security interest in such Purchased Receivables; provided, however, that with respect to both the foregoing clauses (i) and (ii) we hereby advise you that the Subservicer may collect and enforce payment on Medicaid and Medicare Receivables on behalf of the Purchaser, its assigns, and the Servicer, as provided in the Sale Agreement.

          Our opinions expressed herein are limited to those matters expressly set forth herein, and no opinion may be implied or inferred beyond the matters expressly stated herein. Further, the opinions expressed herein are being rendered solely in connection with the consummation of the transactions contemplated by the Agreements to which Seller is a party, and may not be relied upon for any other purpose.

          Our opinions are rendered only as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter occur or to reflect the applicability of any laws that may affect the transactions contemplated by the Sale Agreement after the date hereof.

          In addition to the foregoing, this letter may not be distributed to, furnished to or relied upon by any person other than the addressees, the Trustee, and Duff & Phelps Credit Rating Co. without the express written consent of this firm, provided, however, that any assignee of the Purchaser pursuant to the Sale Agreement may likewise rely upon this opinion as if named as an addressee herein.

                                      Very truly yours,

                                                                         ANNEX 1
                                                                         -------
                                                                   TO OPINION OF
                                                                   -------------
                                                                     COUNSEL FOR
                                                                     -----------
                                                                      THE SELLER
                                                                      ----------

                                                                        ANNEX 2A
                                                                        --------
                                                                   TO OPINION OF
                                                                   -------------
                                                                     COUNSEL FOR
                                                                     -----------
                                                                      THE SELLER
                                                                      ----------

                                                                        ANNEX 2B
                                                                        --------
                                                                   TO OPINION OF
                                                                   -------------
                                                                     COUNSEL FOR
                                                                     -----------
                                                                      THE SELLER
                                                                      ----------

                                                                         ANNEX 3
                                                                         -------
                                                                   TO OPINION OF
                                                                   -------------
                                                                     COUNSEL FOR
                                                                     -----------
                                                                      THE SELLER
                                                                      ----------

                                                                       EXHIBIT F
                                                                       ---------

                         [FORM OF REPURCHASE ASSIGNMENT]

     REPURCHASE ASSIGNMENT, dated as of __________, 199_ between [Seller] (the "Seller"), NPF VI, Inc. (the "Purchaser"), and National Premier Financial Services, Inc. (the "Servicer").

     We refer to the Sale and Subservicing Agreement (the "Sale Agreement"), dated as of ___________, 199_, by and among the Seller, as Seller and Subservicer, the Purchaser, and the Servicer. All provisions of such Agreement are incorporated by reference. All capitalized terms shall have the meanings set forth in the Sale Agreement.

     Pursuant to Section 6.3 of the Agreement, the Purchaser does hereby sell, transfer, assign, set over and convey to the Seller, without recourse or warranty, express or implied, all right, title and interest of the Purchaser in and to the Receivables listed on Schedule 1 hereto (each, a "Repurchased Receivable") and the Seller does hereby purchase each such Purchased Receivable. All liens created by the Purchaser have been released as of the date hereof.

     The Purchase Price for each Repurchased Receivable shall be its Net Value as set forth on Schedule 1 hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      [SELLER]

                                      By _________________________________
                                         Name:
                                         Title:

                                      NPF VI, INC.

                                      By _________________________________
                                         Name:
                                         Title:

                                      NATIONAL PREMIER FINANCIAL SERVICES, INC.

                                      By _________________________________
                                         Name:
                                         Title:

                                                                      SCHEDULE 1
                                                                      ----------
                                                                   TO REPURCHASE
                                                                   -------------
                                                                      ASSIGNMENT
                                                                      ----------

                                                                       EXHIBIT G
                                                                       ---------

                    NATIONAL PREMIER FINANCIAL SERVICES, INC.

                         Sale and Subservicing Agreement
                   Section 8.2 Determinations of the Servicer

Determination Date:      ______ __, 199_

(1)  Section 8.2(a) Prior Net Value Amount

     Net Value of Purchased  Receivables as of the prior
     Determination Date plus the Net Value of all Purchased
     Receivables purchased on the prior Purchase Date                __________

(2)  Section 6.2(b)  Paid Receivables Amount

     The amount of Collections on all Purchased Receivables
     received since the prior Determination Date                     __________

(3)  Section 8.2(c)  Current Net Value Amount

     Net Value of all Purchased Receivables as of the
     current Determination Date                                      __________

(4)  Section 8.2(d)  Credit Deficiency
     Prior Net Value Amount                                          __________
          minus

     Paid Receivables Amount                                         (_________)
          minus

     Current Net Value Amount                                        (_________)

          Total
                                                                      =========


(5)  Section 8.2(e)  Rejected Amount

     Net Value of Purchased Receivables which became Rejected
     Receivables since the prior Determination Date and which
     have not yet been repurchased or offset                        ___________

                                                                      SCHEDULE 1
                                                                      ----------
                                                                    TO EXHIBIT G
                                                                    ------------

Date: ___________, 199_

Bankers Trust Company
Four Albany Street
New York, NY  10006

Attention:

          Please make the following distributions from accounts in accordance with Section 8.3 of the Sale and Subservicing Agreement for [SELLER]:


     (1)  Deposit in the Purchase Account

          (a)  From the Collection Account:

               Paid Receivables Amount                           __________

          (b)  From the Seller Credit
               Reserve Account:  Credit Deficiency               __________


          (c)  From the Collection Account:
               Rejected Amount                                   __________

     (2)  Pay by check to [SELLER] the balance
          in the Collection Account after
          such distributions


                                      NATIONAL PREMIER FINANCIAL SERVICES, INC.

                                      By: ____________________________________

                                      Title: _________________________________

                                      G-2